This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into this Prospectus. Each Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Funds by calling The Reserve Funds toll free at 888-823-2867.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                  INVESTORS ARE ADVISED TO READ AND RETAIN THIS
                        PROSPECTUS FOR FUTURE REFERENCE.


[HALLMARK FUNDS(SM) LOGO]
A RESERVE MANAGEMENT AFFILIATE

1250 Broadway, New York, NY 10001-3701

GENERAL INFORMATION AND 24-HOUR YIELD
AND BALANCE INFORMATION
888-823-2867 - www.hallmarkfunds.com

Distributor -- Resrv Partners, Inc.
HEST 09/04

Investment Company Act File Number:811-7734
(C) Hallmark Equity Series Trust



[HALLMARK FUNDS(SM) LOGO]
A RESERVE MANAGEMENT AFFILIATE


HALLMARK CAPITAL APPRECIATION FUND

HALLMARK INFORMED INVESTORS GROWTH FUND

HALLMARK INTERNATIONAL EQUITY FUND

HALLMARK INTERNATIONAL SMALL-CAP FUND

HALLMARK LARGE-CAP FUND

HALLMARK SMALL-CAP FUND

HALLMARK STRATEGIC GROWTH FUND

OF HALLMARK EQUITY SERIES TRUST


PROSPECTUS
SEPTEMBER 30, 2004

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ABOUT THE FUNDS
    Investment Objectives                                                      4
    Principal Strategies                                                       4
    Principal Risks                                                            8
    Performance                                                               10
    Fees & Expenses                                                           17
    Fund Management                                                           19

YOUR ACCOUNT
    How to Buy Shares                                                         20
    How to Sell Shares                                                        22
    Frequent Purchases and Redemptions                                        24

SHAREHOLDER SERVICES                                                          24

DIVIDENDS & TAXES                                                             25

FINANCIAL HIGHLIGHTS                                                          27

PRIVACY POLICY                                                                34


QUESTIONS?
Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Hallmark Funds

Hallmark Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
888-823-2867 (telephone)
212-401-5930 (facsimile)
customerservice@hallmarkfunds.com
or visit our web site at www.hallmarkfunds.com

                       HALLMARK CAPITAL APPRECIATION FUND

                              INVESTMENT OBJECTIVES

The Hallmark Capital Appreciation Fund's objective is to seek capital appreciation through investment in a portfolio of U.S. common stocks believed to offer capital appreciation.

Prior to September 29, 2003, the Hallmark Capital Appreciation Fund was known as the Reserve Blue Chip Growth Fund.

                         PRINCIPAL INVESTMENT STRATEGIES

Generally, the Fund will seek to invest in U.S. EQUITY SECURITIES with investment characteristics such as earnings growth, financial strength and projected positive cash flow..

     EQUITY SECURITIES -- securities that represent an ownership interests in a company and include (i) common stocks, partnership interests, business trust shares and other similar interests, and (ii) rights, warrants to subscribe for and securities convertible into such securities.

The Fund may invest in "growth" stocks and "value" stocks of domestic and foreign issuers on the basis of the potential for capital appreciation

                     HALLMARK INFORMED INVESTORS GROWTH FUND

                              INVESTMENT OBJECTIVES

The Hallmark Informed Investors Growth Fund's investment objective is to seek capital growth through investment in a portfolio of equity securities of both domestic and foreign issuers.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in companies where "Informed Investors" have acquired securities or not acquired or disposed of such securities. "Informed Investors" are the management, board members and beneficial owners of more than 10% of any class of equity securities of an issuer, or any owner of an issuer required to file statements with the U.S. Securities and Exchange Commission ("SEC") pursuant to Section 16 of the Securities Exchange Act of 1934 and other institutional investors. The Fund's investment process may take into account a number of fundamental and technical elements. The Fund may invest in firms with medium to small MARKET CAPITALIZATION which have an aggregate market value of at least $50 million.

     MARKET CAPITALIZATION -- the total market value of the outstanding shares of a company.

                       HALLMARK INTERNATIONAL EQUITY FUND

                              INVESTMENT OBJECTIVES

The Hallmark International Equity Fund's objective is to seek capital appreciation through investment in a portfolio of equity securities of companies resident in non-U.S. countries experiencing rapid economic growth.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in American Depository Receipts ("ADR"s) and common stocks of non-U.S. companies. Onoccasion, warrants, convertible securities and fixed income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics such as earnings growth, financial strength, and projected positive cash flow which are significant factors in assessing value. The Fund may reduce or eliminate positions in one country and switch to other countries because of unusual economic, political or market conditions. The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings.

The Fund favors companies where management has a significant ownership stake and usually avoids those that depend heavily on commodity price levels for their future earnings growth. The Fund's portfolio is structured by combining a top-down quantitative country-weighting process, which looks at macroeconomic factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to minimize risk, the Fund normally spreads its assets among more than 60 companies in a broad range of foreign markets with an initial position in any single issue between 1% and 2% of assets. Since Fund assets are invested in companies that Fund management expects to have strong earnings growth, the Fund intends to remain as fully invested as is prudently possible. The Fund will generally utilize a three-to-five year time horizon for a holding period. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase.


                      HALLMARK INTERNATIONAL SMALL-CAP FUND

                              INVESTMENT OBJECTIVES

The Hallmark International Small-Cap Fund's objective is to seek capital appreciation through investment in growing small capitalization companies in non-U.S. countries.

                         PRINCIPAL INVESTMENT STRATEGIES

The Hallmark International Small-Cap Fund seeks to achieve its objective by investing in unique, niche-oriented companies that offer an innovative product or service with superior growth potential. These companies often carve out their own niches or create entirely new markets. Generally, the Fund will invest in common stocks of non-U.S. companies that are listed on foreign exchanges. These companies will exhibit fundamental characteristics such as high visibility in sales and earnings growth, stable operating margins and financial strength. The Fund's strategy is to identify companies that have sustainable earnings growth in excess of 15%-25% annually and are trading at attractive valuations, thereby maximizing upside potential while limiting downside risk. Characteristics of investment candidates include competitive advantages such as large market share, high barriers-to-entry and strong pricing power with an internal catalyst driving growth. The Fund searches for "pure-plays" that offer exposure to a fast growing area of the market and avoids conglomerates that may have businesses that could dilute the company's overall performance. Country weightings are primarily a reflection of this bottom-up fundamental analysis.

In an effort to control risk, the Fund normally invests its assets among a broad range of companies in up to 25 foreign markets with an initial position in any single issue between 1% and 3% of assets. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase. Since investments are in companies that have strong earnings growth potential, the Fund intends to remain as fully invested as is prudently possible. The Fund will invest at least 80% of its net assets in equity securities of smaller-sized companies whose outstanding shares have an aggregate market value of $5 billion or less at the time of purchase and spread across at least three different countries, excluding the U.S.

                         HALLMARK LARGE-CAP GROWTH FUND

                              INVESTMENT OBJECTIVES

The Hallmark Large-Cap Growth Fund's investment objective is to seek long-term capital appreciation through investment in a portfolio of large, high-quality U.S. companies.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by primarily investing in attractively valued and undervalued equity securities it believes offer the possibility of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholder's equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. The Fund may invest in equity securities of both domestic and foreign issuers. Fundamentally, investment candidates are understandable businesses that can generate consistent earnings growth where the company is believed to be undervalued as a whole. The Fund looks for companies it believes are in a growth phase or are entering a growth phase in their marketplace and have pricing flexibility, the potential to increase volume of unit sales, and control over production and distribution. These companies also focus on their core businesses, have a dominant brand name or a valuable franchise, financial fundamentals that are trending upward, and management that is dedicated to enhancing shareholder value. It is the Fund's view that large, high-quality companies can generate consistent growth over time that is above the growth rate of the overall economy. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to market underestimation of earnings potential, changes in management or other similar opportunities.

The Fund will invest at least 80% of its net assets in securities of companies whose aggregate market value at the time of purchase is $5 billion or more.

                         HALLMARK SMALL-CAP GROWTH FUND

                              INVESTMENT OBJECTIVES

The Hallmark Small-Cap Growth Fund's objective is to seek capital appreciation through investment in a portfolio of primarily small capitalization companies.

                         PRINCIPAL INVESTMENT STRATEGIES

Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth coupled with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for long-term growth who can accept above-average market risk and little or no current income. At least 80% of the value of the Fund's net assets plus amounts of any borrowings for investment purposes will normally be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $2 billion or less at the time of purchase.

It is the Fund's view that small companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when the Fund believes that the companies offer a strong potential for capital appreciation due to the market underestimation of earnings potential, changes in management or other similar opportunities.

                         HALLMARK STRATEGIC GROWTH FUND

                              INVESTMENT OBJECTIVES

The Hallmark Strategic Growth Fund's investment objective is to seek long-term growth through capital appreciation.

                         PRINCIPAL INVESTMENT STRATEGIES

It is anticipated that the Fund will invest at least 65% of its total assets in equity securities of large, established companies with market capitalization of over $5 billion at the time of purchase that trade on major U.S. stock exchanges. Securities selected will be those that the Fund believes have above average long-term potential for capital appreciation, typically due to a company's future earnings growth, but occasionally involving other criteria. The Fund expects to invest in securities from a wide variety of industries to minimize risks of concentrating in a single industry. Portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings and optimum tax efficiency, not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, the Fund may make significant changes to the portfolio. The Fund believes that these companies offer a strong potential for capital appreciation due to market underestimation of earnings potential, changes in management or other similar opportunities. Additionally, the Strategic Growth Fund may invest in companies of any size, foreign equities and domestic fixed-income securities.

  CERTAIN OF THE FUNDS MAY ALSO INVEST IN THE FOLLOWING TYPES OF SECURITIES:

FOREIGN SECURITIES. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund and Hallmark Strategic Growth Fund may invest in foreign equity securities and DEBT SECURITIES, including FOREIGN GOVERNMENT SECURITIES and AMERICAN DEPOSITARY RECEIPTS (ADRS) and may also invest in emerging market countries, which entail additional risks, including a greater risk of political, economic and social instability. In determining the allocation of assets in foreign markets, each Fund may consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. These Funds may also invest in developing countries, which entail additional risks.

     DEBT SECURITIES -- securities representing an issuer's obligation to repay borrowed money, generally at a specific time or times, at a set or variable interest rate, or in an amount greater than the original issuer price. Debt securities include bonds, debentures, notes, bills, repurchase agreements loans, and other similar instruments or obligations.

     FOREIGN GOVERNMENT SECURITIES-- securities issued or guaranteed by non-U.S. governments, governmental agencies or quasi-governmental entities.

     AMERICAN DEPOSITARY RECEIPT (ADR) -- a certificate evidencing ownership of securities of a foreign company issued by a U.S. bank or trust company and generally traded on an established market in the United States. An ADR is an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. An unsponsored ADR is issued without the involvement of the issuer of the underlying shares. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

FOREIGN CURRENCY TRANSACTIONS. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund and Hallmark Strategic Growth Fund may engage in foreign-currency transactions in connection with investments in foreign securities but will not speculate in foreign-currency exchange. These Funds will conduct its foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign-currency exchange market or through forward contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency, at a price set at the time of the contract, on a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

SMALL-CAP AND LARGE-CAP ISSUERS. Hallmark International Small-Cap Fund, Hallmark Small-Cap Growth Fund and Hallmark Large-Cap Growth Fund will provide notice to shareholders at least 60 days prior to any change to their policies of investing at least 80% of their net assets, plus any borrowings for investment purposes, in the securities of small-cap or large-cap issuers, as applicable.

TEMPORARY DEFENSIVE STRATEGIES. For cash management purposes and in response to market, economic, political or other conditions, each Fund may temporarily hold up to 100% of its assets in cash or cash equivalents, including shares of affiliated money market funds. If a Fund acquires shares in an affiliated money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund).

                                 PRINCIPAL RISKS

Many factors affect performance and a Fund cannot guarantee that it will achieve its investment objectives. When you redeem your shares of a Fund, they could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in a Fund. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds are subject to the following primary risks:

MARKET RISK. Each Fund's share price changes daily based on changes in market conditions that affect the value of the Fund's portfolio. A stock market in which a Fund invests may go down in value in response to economic, political or financial developments. While stocks have historically been a leading choice of long-term investors, a stock market may go down quickly and unpredictably.

ISSUER-SPECIFIC RISKS. The price of an individual security or a particular type of security can fluctuate differently than, or to a greater extent than, the market as a whole. An individual issuer's securities can fall, with little or no warning, based upon such things as a worse than expected earnings report, the loss of key management personnel, negative news about the development of a product or legal proceeding. There is also a risk that the price of a security may never reach the level that a Fund believes is representative of its full value.

SMALL-CAP COMPANY RISKS. The Hallmark Informed Investors Growth Fund, Hallmark International Small-Cap Fund and Hallmark Small-Cap Growth Fund invest in small capitalization companies. Investment in small-cap companies may involve greater risk than investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources or lack of publicly available information about the company. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and therefore, their securities may be more volatile than the securities of larger, more established companies. Small-cap company shares may be bought and sold less often, and in smaller amounts, than larger company shares. Because of this, if the Fund wants to sell a large quantity of a small-cap company's shares, it may have to sell it at a lower price than the Fund believes is reflective of the value of the shares, or it may have to sell it in smaller than desired quantities over a period of time. The Funds tries to minimize this risk by investing in small-cap securities that trade more frequently. Since the securities of smaller companies may be less liquid than the securities of larger companies, shares of smaller companies may be more sensitive to changing market conditions than those of larger companies.

FOREIGN SECURITIES RISKS. Foreign securities markets often are not as developed or efficient as those in the United States and securities traded in foreign markets are often more volatile than those traded in the United States. There are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, which may make it difficult for a Fund to buy and sell securities on those exchanges. There may be less information available regarding foreign companies, making it harder to value foreign securities than U.S. securities. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent that the United States does. Some countries may not have laws comparable to the U.S. securities laws to protect investors. Accounting standards in other countries are often not the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder to accurately determine a company's financial condition. Certain foreign economic markets may be less favorable than that of the United States in terms of growth, inflation rates, capital reinvestment, diversification or balance of payments. Some countries that a Fund may invest in may experience uncertain national policies, political instability, the potential for expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund and Hallmark Strategic Growth
Fund may also invest in emerging market countries, which entail additional risks, including a greater risk of political, economic and social instability.

FOREIGN CURRENCY RISK. If a Fund invests in securities denominated in foreign currencies, the value of the Fund's assets and revenues, as measured in U.S. dollars, may be affected by changes in foreign-currency exchange rates and exchange-control regulations, and these Funds may incur costs in connection with conversions between various currencies. If the value of the U.S. dollar increases in relation to a foreign currency, the value of securities and any income received in that currency, would be worth a smaller number of U.S. dollars and would have a negative effect on the value of a Fund's net assets. If the value of the U.S. dollar decreases in relation to the currency, the value of securities and any income received in the currency would generally increase the value of the Fund's net assets.

INTEREST RATE RISK. When interest rates go up, the value of an investment in debt securities generally goes down. The value of long term debt securities generally goes down more than the value of short term debt securities at times when interest rates are rising. When interest rates fall, yields fall as well, limiting a Fund's ability to invest in debt securities at attractive rates. Rising interest rates may also have a negative impact on the value of certain equity securities if the issuers of those securities are unable to borrow, or must pay higher rates, to finance expansion or other needs and increases in the cost of debt service may have a negative impact on earnings. Market expectations regarding future rates of inflation may also affect the value of debt securities.

EXPENSES OF OTHER INVESTMENT COMPANIES. If a Fund invests in another investment company (including in an affiliated money market fund), the Fund's shareholders would be indirectly subject to the fees and expenses of that investment company, in addition to the fees and expenses of the Fund.

TEMPORARY DEFENSIVE STRATEGY RISK. If a Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objectives.

NON-DIVERSIFICATION RISK. Each Fund is permitted to have all of its assets invested in a limited number of issues. As a result, the rise or fall in price of a single issue may have a greater impact on the value of a Fund's portfolio than it would if the Fund was diversified.

PORTFOLIO TURNOVER RISK. If a Fund trades its investments frequently in trying to achieve its investment goal, the resulting high portfolio turnover rate may result in unfavorable tax consequences, such as an increase in dividends of capital gains and/or ordinary income paid to shareholders, and in greater transaction costs, which are paid directly by the Fund.

PORTFOLIO HOLDINGS DISCLOSURE. The Funds' policies and procedures with respect to the disclosure of its portfolio holdings are available in the Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Since investments in equity securities may involve greater risks than other types of investments, an investment in a Fund is more appropriate for investors with long-term goals. A Fund is not intended to be a balanced investment program. It is intended to provide professional management for your assets and a convenient way to gain exposure to the equity markets as part of a diversified portfolio.

                                   PERFORMANCE

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show each Fund's annual total returns for Class R shares for each of the past ten calendar years or for each completed calendar year since inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with a broad measure of market performance. After-tax returns are shown only for Class R shares. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[CHART]

                  Hallmark Capital Appreciation Fund* - Class R

          1995     35.94%
          1996      8.63%
          1997     25.48%
          1998     36.62%
          1999     58.07%
          2000    (24.16)%
          2001    (35.06)%
          2002    (33.20)%
          2003     32.22%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 30.79% for the quarter ended Deccember 31, 1998 and the lowest quarterly return was (31.10)% for the quarter ended September 30, 2001. The return for the period from January 1, 2004 to June 30, 2004 was 0.34%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                       1 YEAR  5 YEARS  SINCE INCEPTION
                                                       ------  -------  ---------------
     Hallmark Capital Appreciation Fund*
       Class I                                         32.80%  (6.68)%      (7.38)%**
       Class R Return Before Taxes                     32.22%  (7.46)%       6.52%+
       Class R Return After Taxes on Distributions     32.22%  (9.43)%       4.37%
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                       27.39%  (6.38)%       5.15%
     S&P 500 Index++ (reflects no deduction for fees,
     expenses, or  taxes)                              26.38%  (1.98)%       9.94%


     * Prior to September 29, 2003, the Hallmark Capital Appreciation Fund was known as the Reserve Blue Chip Growth Fund
     **   Class I shares commenced operation on October 1, 1998.
     +    Class R shares commenced operation on October 28, 1994.
     ++ The Standard and Poor's 500(R) (S&P 500) Index is a managed index generally representative of the U.S. stock market

[CHART]

                Hallmark Informed Investors Growth Fund - Class R

          1995     30.44%
          1996      1.26%
          1997     18.97%
          1998     26.98%
          1999    129.86%
          2000    (13.65)%
          2001    (38.82)%
          2002    (23.45)%
          2003     40.61%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 77.57% for the quarter ended Deccember 31, 1999 and the lowest quarterly return was (37.98)% for the quarter ended March 31, 2001. The return for the period from January 1, 2004 to June 30, 2004 was 3.50%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                                            TEN YEARS OR
                                                        1 YEAR    5 YEARS  SINCE INCEPTION
                                                        ------    -------  ---------------
     Hallmark Informed Investors Growth Fund
       Class I                                          41.21%     6.06%       8.52%*
       Class R Return Before Taxes                      40.61%     5.50%      11.16%+
       Class R Return After Taxes on Distributions      40.60%     3.37%       7.52%
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                        34.52%     3.64%       7.61%
     S&P 500 Index++ (reflects no deduction for fees,
     expenses, or taxes)                                26.38%    (1.98)%     10.26%


     *    Class I shares commenced operation on October 1, 1998.
     +    Class R shares commenced operation on December 28, 1994.
     ++ The Standard and Poor's 500(R) (S&P 500) Index is a managed index generally representative of the U.S. stock market.

[CHART]

                  Hallmark International Equity Fund - Class R

          1996     15.89%
          1997     (8.70)%
          1998     18.97%
          1999     67.57%
          2000    (15.18)%
          2001    (32.50)%
          2002    (24.52)%
          2003     32.75%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 46.14% for the quarter ended Deccember 31, 1999 and the lowest quarterly return was (20.67)% for the quarter ended March 31, 2001. The return for the period from January 1, 2004 to June 30, 2004 was (1.62)%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                                          TEN YEARS OR
                                                       1 YEAR   5 YEARS  SINCE INCEPTION
                                                       ------   -------  ---------------
     Hallmark International Equity Fund
       Class I                                          32.75%  (0.68)%      2.23%*
       Class R Return Before Taxes                      32.75%  (0.77)%      2.89%+
       Class R Return After Taxes on Distributions      32.75%  (2.38)%      1.90%+
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                        27.84%  (1.35)%      2.05%+
     EAFE Index++ (reflects no deduction for fees,
     expenses, or taxes)                                35.28%  (1.71)%      1.74%


     *    Class I shares commenced operation on October 1, 1998.
     +    Class R shares commenced operation on July 13, 1995.
     ++ The Morgan Stanley Capital International Europe, Australia, Far East Index(R) (EAFE Index) is a stock index designed to measure the investment returns of developed countries outside North America.

[CHART]

                 Hallmark International Small-Cap Fund - Class R

           2001         (27.49)%
           2002          (2.93)%
           2003          48.04%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 17.53% for the quarter ended June 30, 2003 and the lowest quarterly return was (23.25)% for the quarter ended March 31, 2001. The return for the period from January 1, 2004 to June 30, 2004 was (7.89)%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                                              TEN YEARS OR
                                                            1 YEAR  5 YEARS  SINCE INCEPTION
                                                            ------  -------  ---------------
     Hallmark International Small-Cap Fund
       Class I                                              48.79%     N/A       (0.31)%*
       Class R Return Before Taxes                          48.04%     N/A       (0.55)%+
       Class R Return After Taxes on Distributions          45.74%     N/A       (1.00)%+
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                            38.88%     N/A       (0.71)%+
     Small Cap EAFE Index++ (reflects no deduction
     for fees, expenses, or taxes)                          57.76%     N/A        3.45%


     *    Class I shares commenced operation on August 1, 2000.
     +    Class R shares commenced operation on August 1, 2000.
     ++ The Morgan Stanley Capital International Small Cap Europe, Australia, Far East Index(R) (EAFE Index) is a stock index designed to measure the investment returns of developed countries outside North America.

[CHART]

                    Hallmark Large-Cap Growth Fund - Class R

           1996         24.90%
           1997         32.71%
           1998         25.16%
           1999         13.26%
           2000        (22.31)%
           2001        (15.97)%
           2002        (31.95)%
           2003         32.54%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 16.85% for the quarter ended Deccember 31, 1998 and the lowest quarterly return was (19.56)% for the quarter ended September 30, 2001. The return for the period from January 1, 2004 to June 30, 2004 was 2.24%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                                              TEN YEARS OR
                                                            1 YEAR  5 YEARS  SINCE INCEPTION
                                                            ------  -------  ---------------
     Hallmark Large-Cap Growth Fund
       Class I                                              33.39%   (7.30)%     (4.14)%*
       Class R Return Before Taxes                          32.54%   (7.98)%      4.14%+
       Class R Return After Taxes on Distributions          32.54%   (9.42)%      3.00%+
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                            27.66%   (6.74)%      3.47%+
     S&P 500 Index++ (reflects no deduction
     for fees, expenses, or taxes)                          26.38%   (0.98)%      7.56%


     *    Class I shares commenced operation on October 1, 1998.
     +    Class R shares commenced operation on January 2, 1996.
     ++ The Standard and Poor's 500(R) (S&P 500) Index is a managed index generally representative of the U.S. stock market.

[CHART]

                    Hallmark Small-Cap Growth Fund - Class R

           1995         67.46%
           1996          2.75%
           1997         (0.54)%
           1998         20.17%
           1999        135.83%
           2000         (0.56)%
           2001        (17.39)%
           2002        (38.17)%
           2003         54.15%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 50.38% for the quarter ended Deccember 31, 1999 and the lowest quarterly return was (30.93)% for the quarter ended September 30, 2001. The return for the period from January 1, 2004 to June 30, 2004 was 3.85%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                                              TEN YEARS OR
                                                            1 YEAR  5 YEARS  SINCE INCEPTION
                                                            ------  -------  ---------------
     Hallmark Small-Cap Growth Fund
       Class I                                              55.01%   13.62%      18.32%*
       Class R Return Before Taxes                          54.15%   13.04%      15.84%+
       Class R Return After Taxes on Distributions          54.15%   12.73%      15.50%+
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                            46.03%   11.39%      14.17%+
     Russell 2000 Index++ (reflects no deduction
     for fees, expenses, or  taxes)                         48.54%   (0.86)%      5.26%


     *    Class I shares commenced operation on October 1, 1998.
     +    Class R shares commenced operation on November 14, 1994.
     ++ The Russell 2000(R) Growth Index ("Russell 2000") measures the performance of those Russell 2000 companies with higher price-to-book ratio and higher forecasted growth values.

[CHART]

                    Hallmark Strategic Growth Fund - Class R

           2000        (14.49)%
           2001        (21.20)%
           2002        (30.59)%
           2003         30.27%

                        CALENDAR YEARS ENDED DECEMBER 31

During the periods shown above, the highest quarterly return was 12.74% for the quarter ended June 30, 2003 and the lowest quarterly return was (19.82)% for the quarter ended June 30, 2002. The return for the period from January 1, 2004 to June 30, 2004 was 16.13%.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                                              TEN YEARS OR
                                                            1 YEAR  5 YEARS  SINCE INCEPTION
                                                            ------  -------  ---------------
     Hallmark Strategic Growth Fund
       Class I                                              31.00%     N/A       (5.96)%*
       Class R Return Before Taxes                          30.27%     N/A       (6.46)%+
       Class R Return After Taxes on Distributions          30.27%     N/A       (6.46)%+
       Class R Return After Taxes on Distributions
         and Sale of Fund Shares                            25.73%     N/A       (5.39)%+
     S&P 500 Index++ (reflects no deduction
     for fees, expenses, or taxes)                          26.38%     N/A       (3.38)%


     *    Class I shares commenced operation on June 1, 1999.
     +    Class R shares commenced operation on June 1, 1999.
     ++ The Standard and Poor's 500(R) (S&P 500) Index is a managed index generally representative of the U.S. stock market.

                                 FEES & EXPENSES

You will pay certain fees and expenses, described in the table below, if you buy and hold shares of a Fund. Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund's assets, so these expenses affect the value of the Fund's shares.

SHAREHOLDER FEES
(Fees paid directly from your investment)

                                                HALLMARK
                                  HALLMARK      INFORMED      HALLMARK        HALLMARK      HALLMARK    HALLMARK    HALLMARK
                                   CAPITAL     INVESTORS    INTERNATIONAL   INTERNATIONAL   LARGE-CAP   SMALL-CAP   STRATEGIC
CLASS R                         APPRECIATION     GROWTH        EQUITY         SMALL-CAP      GROWTH      GROWTH      GROWTH
-------                         ------------   ---------    -------------   -------------   ---------   ---------   ---------
Shareholder Transaction Fees*       0.00%         0.00%         0.00%           0.00%         0.00%       0.00%       0.00%
Redemption Fees*                    0.00%         0.00%         0.00%           0.00%         0.00%       0.00%       0.00%

                                                HALLMARK
                                  HALLMARK      INFORMED      HALLMARK        HALLMARK      HALLMARK    HALLMARK    HALLMARK
                                   CAPITAL     INVESTORS    INTERNATIONAL   INTERNATIONAL   LARGE-CAP   SMALL-CAP   STRATEGIC
CLASS I                         APPRECIATION     GROWTH        EQUITY         SMALL-CAP      GROWTH      GROWTH      GROWTH
-------                         ------------   ---------    -------------   -------------   ---------   ---------   ---------
Shareholder Transaction Fees*       0.00%         0.00%         0.00%           0.00%         0.00%       0.00%       0.00%
Redemption Fees*                    0.00%         0.00%         0.00%           0.00%         0.00%       0.00%       0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)


                                                HALLMARK
                                  HALLMARK      INFORMED      HALLMARK        HALLMARK      HALLMARK    HALLMARK    HALLMARK
                                   CAPITAL     INVESTORS    INTERNATIONAL   INTERNATIONAL   LARGE-CAP   SMALL-CAP   STRATEGIC
CLASS R                         APPRECIATION     GROWTH        EQUITY         SMALL-CAP      GROWTH      GROWTH      GROWTH
-------                         ------------   ---------    -------------   -------------   ---------   ---------   ---------
Management Fee**                    1.20%         1.30%         1.55%           1.55%         1.20%       1.30%       1.20%
Distribution and Service
  (12b-1) Fee                       0.25%         0.25%         0.25%           0.25%         0.25%       0.25%       0.25%
Other Expenses+                     0.01%         0.01%         0.08%           0.25%         0.00%++     0.00%++     0.02%
                                    ----          ----          ----            ----          ----        ----        ----
Total Annual Fund Operating
  Expenses                          1.46%         1.56%         1.88%           2.05%         1.45%       1.55%       1.47%
                                    ====          ====          ====            ====          ====        ====        ====
                                                HALLMARK
                                  HALLMARK      INFORMED      HALLMARK        HALLMARK      HALLMARK    HALLMARK    HALLMARK
                                   CAPITAL     INVESTORS    INTERNATIONAL   INTERNATIONAL   LARGE-CAP   SMALL-CAP   STRATEGIC
CLASS I                         APPRECIATION    GROWTH         EQUITY         SMALL-CAP      GROWTH      GROWTH      GROWTH
-------                         ------------   ---------    -------------   -------------   ---------   ---------   ---------
Management Fee**                    0.90%         1.00%         1.25%           1.25%         0.90%       1.00%       0.90%
Distribution and Service
  (12b-1) Fee                       0.00%         0.00%         0.00%           0.00%         0.00%       0.00%       0.00%
Other Expenses+                     0.01%         0.01%         0.09%           0.24%         0.00%++     0.00%++     0.02%
                                    ----          ----          ----            ----          ----        ----        ----
Total Annual Fund Operating
  Expenses                          0.91%         1.01%         1.34%           1.49%         0.90%       1.00%       0.92%
                                    ====          ====          ====            ====          ====        ====        ====


----------
* The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance: A monthly "Low Balance Fee" (currently $15) may be imposed on Class R accounts (other than IRA accounts) with a monthly average account balance of less than the minimum balance of $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A $2 fee may be charged for Class R redemption checks issued by the Fund for less than $100 and a $100 fee may be charged for Class I redemption checks issued by the Fund for less than $100,000. A $10 fee may be charged for Class R wire redemptions of less than $10,000 and a $100 fee may be charged for Class I wire redemptions of less than $100,000. An Early Redemption Fee of 2.0% may be charged only on redemptions or exchanges of shares held for 15 days or less before the redemption or exchange.

** The Funds pay a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which each Fund pays its direct or allocated share.

+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which each Fund pays its direct or allocated share.

++  These Other Expenses are estimated to be less than 0.005%.

     EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the ends of those periods. The Example also assumes that your investment has a 5% return each year and that that Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    ONE YEAR   THREE YEARS   FIVE YEARS  TEN YEARS
                                                    --------   -----------   ----------  ---------
Capital Appreciation Fund
  Class R Shares                                       $153         $476       $  822       $1,796
  Class I Shares                                       $ 96         $298       $  518       $1,150
Informed Investors Growth Fund
  Class R Shares                                       $164         $508       $  876       $1,909
  Class I Shares                                       $106         $331       $  574       $1,269
International Equity Fund
  Class R Shares                                       $197         $610       $1,049       $2,266
  Class I Shares                                       $141         $437       $  756       $1,658
International Small-Cap Fund
  Class R Shares                                       $215         $664       $1,139       $2,450
  Class I Shares                                       $156         $486       $  838       $1,829
Large-Cap Growth Fund
  Class R Shares                                       $152         $473       $  816       $1,784
  Class I Shares                                       $ 95         $295       $  512       $1,137
Small-Cap Growth Fund
  Class R Shares                                       $163         $505       $  871       $1,898
  Class I Shares                                       $105         $328       $  568       $1,258
Strategic Growth Fund
  Class R Shares                                       $154         $479       $  827       $1,830
  Class I Shares                                       $ 97         $302       $  524       $1,162



   YOUR COSTS WOULD BE THE SAME WHETHER YOU STAYED IN A FUND OR REDEEMED YOUR
                       SHARES AT THE END OF EACH PERIOD.

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. Reserve Management Company, Inc., 1250 Broadway, New York, New York 10001, the investment adviser of the Funds (the "Adviser"), has provided management and investment advisory services to the investment companies in the Reserve family of funds since November 15, 1971. As of August 31, 2004, the Adviser had over $30 billion in assets under management.

The Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trustees, under an Investment Management Agreement with Hallmark Equity Series Trust, on behalf of the Funds. The Investment Management Agreement provides that the Adviser will furnish continuous investment advisory and other management and administrative services, including Transfer Agent services, to the Funds. For its services, the Adviser receives a comprehensive management fee from each Fund based on the average daily net assets of each Fund.

THE SUB-ADVISERS. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The Adviser and the Trust have obtained an exemption from the SEC whereby the Trustees can, without further shareholder approval, appoint additional or replacement Sub-Advisers, terminate Sub-Advisers, rehire existing Sub-Advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify Sub-Investment Management Agreements. At the end of each calendar quarter, the Adviser will pay each Sub-Adviser a fee equal to 0.25% of the average daily net assets of each respective Fund, calculated on an annual basis. This fee is paid out of the Comprehensive Management Fee received by the Adviser.

The Investment Adviser and the Trust have retained each registered investment adviser listed below as the Sub-Adviser and portfolio manager of the individual Fund specified:

TRAINER, WORTHAM & COMPANY, INC., 1230 AVENUE OF THE AMERICAS, NEW YORK, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of September 15, 2003 managed approximately $4.1 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. Charles V. Moore, CIC, is the Fund's portfolio manager. Mr. Moore joined Trainer Wortham in 1967. Mr. Moore is the Chairman of the Sub-Adviser and is responsible for the day-to-day investment decisions of the Hallmark Capital Appreciation Fund.

PINNACLE ASSOCIATES LTD., 335 MADISON AVENUE, NEW YORK, NY 10017, was established in 1984 and manages over $2.7 billion for foundations, endowments, pension funds, family trusts and religious groups. Pinnacle is the sub-adviser for both the Hallmark International Equity Fund and the Hallmark International Small-Cap Fund.

Mr. Nicholas Reitenbach is the Director of International Investments and Senior Vice President of Pinnacle Associates Ltd. Mr. Reitenbach joined Pinnacle in 1991 to start and head the firm's international investment program. He has over thirty-five years experience employing the investment techniques that are utilized by the Hallmark International Equity Fund. As portfolio manager, Mr. Nicholas Reitenbach is responsible for the day-to-day investment decisions of the Hallmark International Equity Fund.

Mr. Andrew Reitenbach serves as the primary portfolio manager of the Hallmark International Small-Cap Fund. Mr. Andrew Reitenbach is a Portfolio Manager and Vice President at Pinnacle Associates Ltd. He has been with Pinnacle since 1997 and has 10 years investment experience. As portfolio manager, Mr. Andrew Reitenbach is responsible for the day-to-day investment decisions of the Hallmark International Small-Cap Fund.





STEINBERG GLOBAL ASSET MANAGEMENT, LTD., 5200 TOWN CENTER CIRCLE TOWER 1, SUITE 306 BOCA RATON, FL 33486 was incorporated in 1993 and as of August 31, 2004 managed over $365 million for pension funds, endowments, foundations, corporations and high net worth individuals. Richard D. Steinberg, CFA, co-founder, has served as the President and Chief Investment Officer since 1993 and as the Fund's primary portfolio manager is responsible for the day-to-day investment decisions of the Hallmark Large-Cap Growth Fund.

ROANOKE ASSET MANAGEMENT CORP., 529 FIFTH AVENUE, NEW YORK, NY 10017, was formed in 1978 and as of August 31, 2004 managed over $340 million for high net worth individuals, foundations, endowments, corporations and municipalities, and each of the portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, President, and Adele S. Weisman, Senior Vice President, serve as the Fund's portfolio managers. Mr. Vroom and Ms. Weisman have worked together for over twenty years and joined the firm in 1978 and 1981, respectively. The portfolio managers are responsible for the day-to-day investment decisions of the Hallmark Small-Cap Growth Fund.

CONDOR CAPITAL MANAGEMENT, INC., 1973 WASHINGTON VALLEY ROAD, MARTINSVILLE, NJ, 08836, was formed in 1988 and as of August 31, 2004 managed over $505 million for individuals, family trusts and institutions. Kenneth P. Schapiro, President and founder, and Stephen D. Tipping, Vice President, who joined the firm in 1994, serve as the Fund's portfolio managers and are responsible for the day-to-day investment decisions of the Hallmark Strategic Growth Fund.

THE DISTRIBUTOR. The distributor of the Funds, Resrv Partners, Inc., 1250 Broadway, New York, NY 10001, is an affiliate of the Adviser. The Funds have adopted Distribution Plans under Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Class R shares and for services provided to Class R shareholders. The Class R distribution fee is 0.25% per year of the average net assets attributable to the Class. Since this fee is paid out of the Class R assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                HOW TO BUY SHARES

SHARE CLASSES. Presently, the Funds offer two classes of shares, Class R and Class I. Class R shares are designed for purchase by individual investors and Class I shares, which have a higher minimum investment, are designed for institutional investors. You will need to decide on a Fund and share class to purchase before making your initial investment. You should weigh the impact of all potential costs over the life of your investment.

ACCOUNT OWNERSHIP. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the applicable Fund for actions taken on the instructions of the other party. A Fund will not be responsible for actions taken by either party with respect to this type of account. MINIMUM PURCHASES. For Class R shares, the minimum initial investment is $1,000 for a regular account and $250 for an Individual Retirement Account. The minimum subsequent investment for Class R shares is $100. For Class I Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. Each Fund reserves the right to waive or reduce the investment minimums under certain circumstances. A Fund may change the minimum investment requirements at any time.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in a Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for that Class of shares. The NAV is calculated by taking the total value of the share Class's assets, subtracting its liabilities, and then dividing by the number of shares of that Class that are issued and outstanding. Class I shares will generally have a higher NAV than Class R shares because Class I has lower expenses.

Each Fund's NAV is calculated as of the close of trading on the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open. Generally, the NAV is not calculated, and purchase orders are not accepted, on other days when the NYSE is closed. However, the NAV may be calculated, at 4:00 p.m. Eastern Time, and purchase orders accepted on such days, if RMCI determines that it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the distributor of the Funds. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

Each Fund's investments are generally valued based on market quotations. If market quotations are not readily available for particular securities or if events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the NYSE, those securities will be valued at their fair value by or under the direction of the Board of Trustees. Each Fund may use pricing services to determine the fair value price of securities in those situations.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Hallmark will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check--You may purchase shares with a check drawn on a U.S. bank, payable to Hallmark Equity Series Trust or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss a Fund incurs due to the returned check. Checks may be mailed or delivered to Hallmark Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire--Call the Reserve Funds at 888-823-2867, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange shares of Hallmark equity funds and Reserve money market funds for shares of the same Class of a Fund. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for investments by exchange from other funds in the Hallmark and Reserve fund complex, except that certain Hallmark funds are subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time.

HALLMARK AUTOMATIC ASSET-BUILDER PLAN.(SM) The Asset Builder Plan enables you may make automatic purchases of Class R shares by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call the Funds at 888-823-2867 or visit the "Form Library" in the "Literature Center" on our website at www.hallmarkfunds.com for an application.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange request.

                               HOW TO SELL SHARES

You may redeem your shares on each day that a Fund's NAV is calculated. Generally, the net asset value is not calculated, and redemption requests are not accepted, on days the NYSE is closed. However, the NAV may be calculated and redemption orders accepted on such days, if RMCI determines that it is in the shareholders' interest to do so. Shares will be redeemed at the next net asset value determined after a proper redemption request, by telephone or in writing, is received by the applicable Fund. Redemption requests received after the calculation of the Fund's net asset value on any day will be redeemed at the net asset value calculated on the next business day.

Orders will be processed promptly and investors will generally receive the redemption proceeds within a week. Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if the applicable Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds assume responsibility for delays in the receipt of wired or mailed funds. A Fund may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 will be charged on Class R redemption checks for less than $100 and a $100 service fee will be charged for Class I redemption checks of less than $100,000. A $10 service fee will be charged for Class R wire redemptions of less than $10,000 and a $100 service fee will be charged for Class I wire redemptions of less than $100,000.

TELEPHONE REQUESTS. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 888-823-2867. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application or in a letter from the shareholder with a signature guarantee. To change your designated brokerage or bank account, contact the firm through which you purchased your shares of a Fund, or, if you purchased your shares directly from a Fund, send a written request to the applicable Fund with a signature guarantee. The Funds reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, that Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the applicable Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Funds for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -    the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees, or other requirements.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their shares for shares of the same class in other Hallmark funds or Reserve funds. Investors can request an exchange in writing or by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Hallmark and Reserve fund complex, except that the Hallmark Capital Appreciation Fund, Hallmark Informed Investor Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund and certain other Hallmark funds, are subject to an Early Redemption Fee of 2.00% on an exchange of shares held for 15 days or less at the time of the of the exchange. The Funds may change or discontinue the exchange privilege at any time.

HALLMARK AUTOMATIC TRANSFER PLAN. The Hallmark Automatic Transfer Plan allows you to regularly transfer a fixed amount ($25 minimum), from the redemption of Class R shares, directly into your bank account. A $5,000 minimum balance requirement and certain other restrictions apply. You can call the Funds at 888-823-2867, or visit the "Form Library" in the "Literature Center" on our website at www.hallmarkfunds.com, for an application.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Funds reserve the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your Class R share account, other than an Individual Retirement A account (IRA), has an average monthly account balance of less than $2,500 and there has been no shareholder activity in the account for the past 12 months, a Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts, if approved by a Fund.

EARLY REDEMPTION FEE. Each Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of a Fund shares made within 15 days of purchase. The redemption fee is paid to a Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of a Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 15 days exceeds the number of Fund shares that have been held for more than 15 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be added to the holding period for Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

     -    Redemptions resulting from death or disability

     -    Redemptions through a Systematic Withdrawal Plan

     - Redemptions of shares purchased through the Hallmark Asset-Builder Plan Automatic Investment Plan

     -    Redemptions of shares acquired through dividend reinvestment

     - Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of a Fund, and exchanges between funds in the Hallmark and Reserve complex, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to that Fund. A Fund may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. In addition, the Trustees of the Funds, and of certain other Hallmark funds, have adopted an Early Redemption Fee of 2.00% for redemptions or exchanges of shares that have been held for 15 days or less at the time of the redemption or exchange. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders.

                              SHAREHOLDER SERVICES

The Fund offers a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our website at www.hallmarkfunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. A Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

RECORDS AND RESEARCH SERVICES. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests for additional records and research including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

THE FOLLOWING SERVICES ARE AVAILABLE ONLY TO CLASS R SHAREHOLDERS:

HALLMARK AUTOMATIC ASSET-BUILDER PLAN.(SM) The Asset Builder Plan enables you may make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call the Fund at 888-823-2867 or visit the "Form Library" in the "Literature Center" on our website at www.hallmarkfunds.com for an application.

HALLMARK AUTOMATIC TRANSFER PLAN.(SM) With the Automatic Transfer Plan, you may free make automatic transfers from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the applicable Fund.

HALLMARK EASY ACCESS.(SM) Easy Access is the Hallmark Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 888-823-2867 and follow the instructions.

HALLMARK ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.hallmarkfunds.com. You must call Hallmark at 888-823-2867 to activate On-Line Access.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.hallmarkfunds.com, for an IRA account application.

HALLMARK eDELIVERY.(SM) The Hallmark Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.hallmarkfunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Hallmark eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

                               DIVIDENDS AND TAXES

The following discussion is intended as general information only, it is not a complete analysis of the federal tax implications of an investment in the Funds. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you hold your Fund shares in a tax-deferred account, such as a retirement plan or education savings plan, you generally will not pay tax on dividends until they are distributed from the account and, in the case of Roth IRAs, may be exempt from taxation when distributed as well. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Funds will distribute substantially all of their investment income and capital gains to shareholders each year. Although this cannot be predicted with any certainty, the Funds anticipate that the majority of their dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending on how long the respective Fund held the assets sold. Distributions of net long-term capital gains earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. If you buy shares when a Fund has realized but not yet distributed ordinary income as capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing, you may want to consult a tax advisor.

The portion of a Fund's income consisting of dividends paid by U.S. corporations, qualifying foreign corporations and as long-term capital gains may be eligible for the recently enacted reduced individual income tax rate on certain dividend income and long-term capital gains. Dividends paid out of a Fund's income on debt securities, non-qualifying foreign corporation dividends and net short-term capital gains generally will not be eligible for the reduced rate. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect. If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends of the Funds (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by the foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Hallmark International Equity Fund and the Hallmark International Small-Cap Fund if certain requirements are met.

All dividends and capital gains distributions, if any, are paid in the form of additional shares, unless you have requested that dividends, capital gains distributions or both be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Funds. Dividends and distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares. Dividends and distributions are reinvested in Fund shares on the payment date, at net asset value.

You will receive an annual account statement documenting certain tax characteristics of your dividends and distributions. Dividends declared by the Funds in October, November or December and paid during the following January will be treated as having been received by the shareholders in the year in which the distributions were declared.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 888-823-2867.

                                                                                          CLASS R
                                                                    ----------------------------------------------------
                                                                                 FISCAL YEARS ENDED MAY 31,
                                                                    ----------------------------------------------------
HALLMARK CAPITAL APPRECIATION FUND                                    2004       2003       2002       2001       2000
----------------------------------                                  --------   --------   --------   --------   --------
Net asset value, beginning of year                                  $   7.55   $   8.43   $  12.37   $  21.49   $  20.84
                                                                    --------   --------   --------   --------   --------
Increase (decrease) from investment operations
  Net investment loss                                                  (0.06)     (0.04)     (0.09)     (0.20)     (0.21)
  Net realized and unrealized gain (loss)                               1.15      (0.84)     (3.52)     (5.89)      5.48
                                                                    --------   --------   --------   --------   --------
Total from investment operations                                        1.09      (0.88)     (3.61)     (6.09)      5.27
Distributions from net realized capital gain                              --         --      (0.33)     (3.03)     (4.62)
                                                                    --------   --------   --------   --------   --------
Net asset value, end of year                                        $   8.64   $   7.55   $   8.43   $  12.37   $  21.49
                                                                    ========   ========   ========   ========   ========
Total Return                                                           14.44%    (10.44)%   (29.52)%   (31.35)%    23.89%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                                  $  4,675   $  4,362   $  5,364   $  8,789   $ 13,911
Ratio of expenses to average net assets                                 1.46%      1.45%      1.47%      1.47%      1.45%
Ratio of net investment loss to average net assets                     (0.74)%    (0.50)%    (0.86)%    (1.13)%    (1.03)%
Portfolio turnover rate                                                   69%       105%       127%       145%        94%

                                                                                          CLASS I
                                                                    ----------------------------------------------------
                                                                                    YEARS ENDED MAY 31,
                                                                    ----------------------------------------------------
HALLMARK CAPITAL APPRECIATION FUND                                    2004       2003        2002      2001       2000
----------------------------------                                  --------   --------   --------   --------   --------
Net asset value, beginning of year                                  $   3.61   $   4.01   $   6.06   $  12.23   $  13.29
                                                                    --------   --------   --------   --------   --------
Increase (decrease) from investment operations
  Net investment income (loss)                                         (0.01)      0.00*     (0.01)     (0.04)     (0.05)
  Net realized and unrealized gain (loss)                               0.55      (0.40)     (1.71)     (3.10)      3.61
                                                                    --------   --------   --------   --------   --------
Total from investment operations                                        0.54      (0.40)     (1.72)     (3.14)      3.56
Distributions from net realized capital gain                              --         --      (0.33)     (3.03)     (4.62)
                                                                    --------   --------   --------   --------   --------
Net asset value, end of year                                        $   4.15   $   3.61   $   4.01   $   6.06   $  12.23
                                                                    ========   ========   ========   ========   ========
Total Return                                                           14.96%     (9.98)%   (29.05)%   (30.92)%    24.66%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                                  $  1,277   $  1,026   $  1,201   $  1,835   $  2,104
Ratio of expenses to average net assets                                 0.91%      0.90%      0.92%      0.92%      0.90%
Ratio of net investment income (loss) to average net assets            (0.20)%     0.04%     (0.31)%    (0.56)%    (0.64)%
Portfolio turnover rate                                                   69%       105%       127%       145%        94%

                                                                                          CLASS R
                                                                    ----------------------------------------------------
                                                                                    YEARS ENDED MAY 31,
                                                                    ----------------------------------------------------
HALLMARK INFORMED INVESTORS GROWTH FUND                               2004       2003       2002       2001       2000
---------------------------------------                             --------   --------   --------   --------   --------
Net asset value, beginning of year                                  $   8.50   $   9.31   $  10.31   $  16.44   $  12.38
                                                                    --------   --------   --------   --------   --------
Increase (decrease) from investment operations
  Net investment loss                                                  (0.03)     (0.04)     (0.04)     (0.02)     (0.07)
  Net realized and unrealized gain (loss)                               2.22      (0.77)     (0.96)     (5.64)      8.62
                                                                    --------   --------   --------   --------   --------
Total from investment operations                                        2.19      (0.81)     (1.00)     (5.66)      8.55
Distributions from net realized capital gain                              --         --         --      (0.47)     (4.49)
                                                                    --------   --------   --------   --------   --------
Net asset value, end of year                                        $  10.69   $   8.50   $   9.31   $  10.31   $  16.44
                                                                    ========   ========   ========   ========   ========
Total Return                                                           25.76%     (8.70)%    (9.70)%   (34.41)%    67.08%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                                  $  5,064   $  4,220   $  5,166   $  6,941   $ 16,807
Ratio of expenses to average net assets                                 1.56%      1.55%      1.56%      1.56%      1.55%
Ratio of net investment loss to average net assets                     (0.22)%    (0.37)%    (0.41)%    (0.08)%    (0.74)%
Portfolio turnover rate                                                  340%       504%       356%       529%       629%

                                                                                        CLASS I
                                                                    ----------------------------------------------------
                                                                                  YEARS ENDED MAY 31,
                                                                    ----------------------------------------------------
HALLMARK INFORMED INVESTORS GROWTH FUND                               2004       2003       2002       2001       2000
---------------------------------------                             --------   --------   --------   --------   --------
Net asset value, beginning of year                                  $   7.29   $   7.94   $   8.74   $  13.98   $  10.85
                                                                    --------   --------   --------   --------   --------
Increase (decrease) from investment operations
  Net investment income (loss)                                          0.03       0.01       0.01       0.08      (0.04)
  Net realized and unrealized gain (loss)                               1.90      (0.66)     (0.81)     (4.85)      7.66
                                                                    --------   --------   --------   --------   --------
Total from investment operations                                        1.93      (0.65)     (0.80)     (4.77)      7.62
Distributions from net realized capital gain                              --         --         --      (0.47)     (4.49)
                                                                    --------   --------   --------   --------   --------
Net asset value, end of year                                        $   9.22   $   7.29   $   7.94   $   8.74   $  13.98
                                                                    ========   ========   ========   ========   ========
Total Return                                                           26.47%     (8.19)%    (9.15)%   (34.10)%    68.07%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                                  $  1,081   $    799   $    893   $    995   $  1,404
Ratio of expenses to average net assets                                 1.01%      1.00%      1.01%      1.01%      1.00%
Ratio of net investment income (loss) to average net assets             0.34%      0.18%      0.14%      0.61%     (0.47)%
Portfolio turnover rate                                                  340%       504%       356%       529%       629%

                                                                                       CLASS R
                                                              -----------------------------------------------------------
                                                                                  YEARS ENDED MAY 31,
                                                              -----------------------------------------------------------
HALLMARK INTERNATIONAL EQUITY FUND                              2004        2003         2002         2001         2000
----------------------------------                            --------    --------     --------     --------     --------
Net asset value, beginning of year                            $   8.21    $   9.73     $  12.00     $  20.41     $  12.73
                                                              --------    --------     --------     --------     --------
Increase (decrease) from investment operations
  Net investment income (loss)                                      --       (0.02)       (0.12)       (0.10)       (0.19)
  Net realized and unrealized gain (loss)                         1.33       (1.50)       (1.86)       (4.51)        7.87
                                                              --------    --------     --------     --------     --------
Total from investment operations                                  1.33       (1.52)       (1.98)       (4.61)        7.68
Distributions from net realized capital gain                        --          --        (0.29)       (3.80)          --
                                                              --------    --------     --------     --------     --------
Net asset value, end of year                                  $   9.54    $   8.21     $   9.73     $  12.00     $  20.41
                                                              ========    ========     ========     ========     ========
Total Return                                                     16.20%     (15.62)%     (16.48)%     (26.29)%      60.33%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                            $  1,593    $  1,382     $  4,630     $  9,873     $ 13,781
Ratio of expenses to average net assets                           1.88%       1.83%        1.84%        1.94%        1.80%
Ratio of net investment income (loss) to average net assets       0.02%      (0.22)%      (0.55)%      (0.51)%      (0.86)%
Portfolio turnover rate                                            180%         98%         112%          47%          86%

                                                                                       CLASS I
                                                              -----------------------------------------------------------
                                                                                  YEARS ENDED MAY 31,
                                                              -----------------------------------------------------------
HALLMARK INTERNATIONAL EQUITY FUND                              2004        2003         2002         2001         2000
----------------------------------                            --------    --------     --------     --------     --------
Net asset value, beginning of year                            $   6.91    $   8.19     $  10.13     $  17.82     $  11.21
                                                              --------    --------     --------     --------     --------
Increase (decrease) from investment operations
  Net investment income (loss)                                    0.05       (0.01)        0.00*        0.04        (0.04)
  Net realized and unrealized gain (loss)                         1.11       (1.27)       (1.65)       (3.88)        6.65
                                                              --------    --------     --------     --------     --------
Total from investment operations                                  1.16       (1.28)       (1.65)       (3.84)        6.61
Distributions from:
  Net investment income                                             --          --           --        (0.05)          --
  Net realized capital gain                                         --          --        (0.29)       (3.80)          --
                                                              --------    --------     --------     --------     --------
Total distributions                                                 --          --        (0.29)       (3.85)          --
                                                              --------    --------     --------     --------     --------
Net asset value, end of year                                  $   8.07    $   6.91     $   8.19     $  10.13     $  17.82
                                                              ========    ========     ========     ========     ========
Total Return                                                     16.79%     (15.63)%     (16.26)%     (25.83)%      58.97%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                            $    432    $    352     $  3,835     $  3,943     $    529
Ratio of expenses to average net assets                           1.34%       1.29%        1.29%        1.39%        1.25%
Ratio of net investment income (loss) to average net assets       0.57%      (0.20)%       0.06%        0.30%       (0.58)%
Portfolio turnover rate                                            180%         98%         112%          47%          86%

                                                                                  CLASS R
                                                              ----------------------------------------------
                                                                                                     PERIOD
                                                                        YEARS ENDED MAY 31,          ENDED
                                                              ----------------------------------     MAY 31,
HALLMARK INTERNATIONAL SMALL-CAP FUND                           2004         2003         2002       2001(b)
-------------------------------------                         --------     --------     --------    --------
Net asset value, beginning of period                          $   7.53     $   7.95     $   7.32    $  10.00
                                                              --------     --------     --------    --------
Increase (decrease) from investment operations
  Net investment income (loss)                                   (0.02)        0.05         0.01       (0.08)
  Net realized and unrealized gain (loss)                         1.26        (0.47)        0.62       (2.60)
                                                              --------     --------     --------    --------
Total from investment operations                                  1.24        (0.42)        0.63       (2.68)
Distributions from net realized capital gain                     (0.30)          --           --          --
                                                              --------     --------     --------    --------
Net asset value, end of period                                $   8.47     $   7.53     $   7.95    $   7.32
                                                              ========     ========     ========    ========
Total Return                                                     16.13%       (5.28)%       8.61%     (26.80)%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                          $  1,550     $    883     $    194    $    179
Ratio of expenses to average net assets                           2.05%        1.80%        1.81%       1.80%(a)
Ratio of net investment income (loss) to average net assets      (0.02)%       1.74%        0.12%      (1.09)%(a)
Portfolio turnover rate                                            360%         141%         155%        164%

                                                                                  CLASS I
                                                              ----------------------------------------------
                                                                                                     PERIOD
                                                                        YEARS ENDED MAY 31,          ENDED
                                                              ----------------------------------     MAY 31,
HALLMARK INTERNATIONAL SMALL-CAP FUND                           2004         2003         2002       2001(b)
-------------------------------------                         --------     --------     --------    --------
Net asset value, beginning of period                          $   7.57     $   7.95     $   7.28    $  10.00
                                                              --------     --------     --------    --------
Increase (decrease) from investment operations
  Net investment income (loss)                                    0.01         0.05         0.05       (0.04)
  Net realized and unrealized gain (loss)                         1.29        (0.43)        0.62       (2.68)
                                                              --------     --------     --------    --------
Total from investment operations                                  1.30        (0.38)        0.67       (2.72)
Distributions from net realized capital gain                     (0.30)          --           --          --
                                                              --------     --------     --------    --------
Net asset value, end of period                                $   8.57     $   7.57     $   7.95    $   7.28
                                                              ========     ========     ========    ========
Total Return                                                     16.85%       (4.78)%       9.20%     (27.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                          $    340     $    166     $    175    $    148
Ratio of expenses to average net assets                           1.49%        1.25%        1.26%       1.25%(a)
Ratio of net investment income (loss) to average net assets       0.48%        0.70%        0.68%      (0.56)%(a)
Portfolio turnover rate                                            360%         141%         155%        164%

                                                                                          CLASS R
                                                              ----------------------------------------------------------------
                                                                                    YEARS ENDED MAY 31,
                                                              ----------------------------------------------------------------
HALLMARK LARGE-CAP GROWTH FUND                                  2004         2003          2002          2001          2000
------------------------------                                ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of year                            $    7.60    $    8.38     $   11.06     $   17.32     $   21.38
                                                              ---------    ---------     ---------     ---------     ---------
Increase (decrease) from investment operations
  Net investment income (loss)                                       --           --*        (0.05)        (0.10)         0.04
  Net realized and unrealized gain (loss)                          1.41        (0.78)        (2.63)        (2.09)        (2.14)
                                                              ---------    ---------     ---------     ---------     ---------
Total from investment operations                                   1.41        (0.78)        (2.68)        (2.19)        (2.10)
Distributions from:
  Net investment income                                              --           --            --         (0.05)           --
  Net realized capital gain                                          --           --            --         (4.02)        (1.96)
                                                              ---------    ---------     ---------     ---------     ---------
Total distributions                                                  --           --            --         (4.07)        (1.96)
                                                              ---------    ---------     ---------     ---------     ---------
Net asset value, end of year                                  $    9.01    $    7.60     $    8.38     $   11.06     $   17.32
                                                              =========    =========     =========     =========     =========
Total Return with management contribution                         18.55%       (9.31)%      (24.23)%      (14.10)%      (10.95)%
Total Return without management contribution                         --           --            --            --        (11.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                            $   2,452    $   2,193     $   2,790     $   3,697     $   5,084
Ratio of expenses to average net assets                            1.45%        1.45%         1.46%         1.48%         1.45%
Ratio of net investment income (loss) to average net assets            (^)     (0.06)%       (0.53)%       (0.78)%        0.17%
Portfolio turnover rate                                              58%          63%           99%          158%           70%

                                                                                          CLASS I
                                                              ----------------------------------------------------------------
                                                                                    YEARS ENDED MAY 31,
                                                              ----------------------------------------------------------------
HALLMARK LARGE-CAP GROWTH FUND                                  2004         2003          2002          2001          2000
------------------------------                                ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of year                            $    2.77    $    3.03     $    3.98     $    9.06     $   12.06
                                                              ---------    ---------     ---------     ---------     ---------
Increase (decrease) from investment operations
  Net investment income (loss)                                     0.01         0.01          0.00*        (0.05)         0.11
  Net realized and unrealized gain (loss)                          0.51        (0.27)        (0.95)        (0.94)        (1.15)
                                                              ---------    ---------     ---------     ---------     ---------
Total from investment operations                                   0.52        (0.26)        (0.95)        (0.99)        (1.04)
Distributions from:
  Net investment income                                                *          --            --         (0.07)           --
  Net realized capital gain                                          --           --            --         (4.02)        (1.96)
                                                              ---------    ---------     ---------     ---------     ---------
Total distributions                                                    *          --            --         (4.09)        (1.96)
                                                              ---------    ---------     ---------     ---------     ---------
Net asset value, end of year                                  $    3.29    $    2.77     $    3.03     $    3.98     $    9.06
                                                              =========    =========     =========     =========     =========
Total Return with management contribution                         18.95%       (8.58)%      (23.87)%      (13.59)%      (10.61)%
Total Return without management contribution                         --           --            --            --        (10.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                            $   2,932    $   1,021     $   1,374     $   1,111     $     897
Ratio of expenses to average net assets                            0.90%        0.90%         0.91%         0.93%         0.90%
Ratio of net investment income (loss) to average net assets        0.58%        0.50%         0.05%        (0.21)%        0.11%
Portfolio turnover rate                                              58%          63%           99%          158%           70%

                                                                                          CLASS R
                                                              ----------------------------------------------------------------
                                                                                    YEARS ENDED MAY 31,
                                                              ----------------------------------------------------------------
HALLMARK SMALL-CAP GROWTH FUND                                  2004         2003          2002          2001          2000
------------------------------                                ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of year                            $   26.46    $   30.85     $   38.01     $   45.89     $   23.61
                                                              ---------    ---------     ---------     ---------     ---------
Increase (decrease) from investment operations
  Net investment loss                                             (0.51)       (0.37)        (0.46)        (0.28)        (0.30)
  Net realized and unrealized gain (loss)                          8.50        (4.02)        (6.70)        (6.94)        24.81
                                                              ---------    ---------     ---------     ---------     ---------
Total from investment operations                                   7.99        (4.39)        (7.16)        (7.22)        24.51
Distributions from net realized capital gain                         --           --            --         (0.66)        (2.23)
                                                              ---------    ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   34.45    $   26.46     $   30.85     $   38.01     $   45.89
                                                              =========    =========     =========     =========     =========
Total Return                                                      30.20%      (14.23)%      (18.84)%      (15.74)%      105.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                            $  47,449    $  39,380     $  54,139     $  66,028     $  29,545
Ratio of expenses to average net assets                            1.55%        1.55%         1.56%         1.55%         1.55%
Ratio of net investment loss to average net assets                (1.50)%      (1.47)%       (1.36)%       (0.83)%       (1.19)%
Portfolio turnover rate                                              24%          14%           25%           15%           38%

                                                                                          CLASS I
                                                              ----------------------------------------------------------------
                                                                                    YEARS ENDED MAY 31,
                                                              ----------------------------------------------------------------
HALLMARK SMALL-CAP GROWTH FUND                                  2004         2003          2002          2001          2000
------------------------------                                ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of year                            $   16.51    $   19.14     $   23.46     $   28.49     $   15.05
                                                              ---------    ---------     ---------     ---------     ---------
Increase (decrease) from investment operations
  Net investment loss                                             (0.20)       (0.13)        (0.18)        (0.05)        (0.11)
  Net realized and unrealized gain (loss)                          5.31        (2.50)        (4.14)        (4.32)        15.78
                                                              ---------    ---------     ---------     ---------     ---------
Total from investment operations                                   5.11        (2.63)        (4.32)        (4.37)        15.67
Distributions from net realized capital gain                         --           --            --         (0.66)        (2.23)
                                                              ---------    ---------     ---------     ---------     ---------
Net asset value, end of year                                  $   21.62    $   16.51     $   19.14     $   23.46     $   28.49
                                                              =========    =========     =========     =========     =========
Total Return                                                      30.95%      (13.74)%      (18.41)%      (15.35)%      106.02%

RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)                            $  20,960    $  15,416     $  17,312     $  21,413     $   3,545
Ratio of expenses to average net assets                            1.00%        1.00%         1.01%         1.00%         1.00%
Ratio of net investment loss to average net assets                (0.95)%      (0.92)%       (0.80)%       (0.30)%       (0.77)%
Portfolio turnover rate                                              24%          14%           25%           15%           38%

                                                                                          CLASS R
                                                              ----------------------------------------------------------------
                                                                                                                      PERIOD
                                                                              YEARS ENDED MAY 31,                      ENDED
                                                              --------------------------------------------------      MAY 31,
HALLMARK STRATEGIC GROWTH FUND                                  2004         2003          2002          2001         2000(C)
------------------------------                                ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of period                          $    6.43    $    6.82     $    9.50     $   11.59     $   10.00
                                                              ---------    ---------     ---------     ---------     ---------
Increase (decrease) from investment operations
  Net investment loss                                             (0.02)       (0.02)        (0.05)        (0.01)        (0.06)
  Net realized and unrealized gain (loss)                          0.96        (0.37)        (2.63)        (2.08)         1.65
                                                              ---------    ---------     ---------     ---------     ---------
Total from investment operations                                   0.94        (0.39)        (2.68)        (2.09)         1.59
                                                              ---------    ---------     ---------     ---------     ---------
Net asset value, end of period                                $    7.37    $    6.43     $    6.82     $    9.50     $   11.59
                                                              =========    =========     =========     =========     =========
Total Return                                                      14.62%       (5.72)%      (28.21)%      (18.03)%       15.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                          $     977    $     885     $   1,023     $   1,442     $   1,663
Ratio of expenses to average net assets                            1.47%        1.46%         1.46%         1.46%         1.45%(a)
Ratio of net investment loss to average net assets                (0.23)%      (0.25)%       (0.65)%       (0.10)%       (0.63)%(a)
Portfolio turnover rate                                              14%           6%           14%           12%            2%

                                                                                          CLASS I
                                                              ----------------------------------------------------------------
                                                                                                                      PERIOD
                                                                              YEARS ENDED MAY 31,                      ENDED
                                                              --------------------------------------------------      MAY 31,
HALLMARK STRATEGIC GROWTH FUND                                  2004         2003          2002          2001         2000(C)
------------------------------                                ---------    ---------     ---------     ---------     ---------
Net asset value, beginning of period                          $    6.53    $    6.89     $    9.57     $   11.64     $   10.00
                                                              ---------    ---------     ---------     ---------     ---------
Increase (decrease) from investment operations
  Net investment income (loss)                                     0.04         0.02          0.00*         0.05         (0.02)
  Net realized and unrealized gain (loss)                          0.97        (0.38)        (2.66)        (2.09)         1.66
                                                              ---------    ---------     ---------     ---------     ---------
Total from investment operations                                   1.01        (0.36)        (2.66)        (2.04)         1.64
Distributions from net investment income                          (0.02)          --         (0.02)        (0.03)           --
                                                              ---------    ---------     ---------     ---------     ---------
Net asset value, end of period                                $    7.52    $    6.53     $    6.89     $    9.57     $   11.64
                                                              =========    =========     =========     =========     =========
Total Return                                                      15.36%       (5.22)%      (27.82)%      (17.59)%       16.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)                          $   3,207    $   3,276     $   4,807     $   8,402     $   8,473
Ratio of expenses to average net assets (with reimbursement)                      --            --          0.86%           --
Ratio of expenses to average net assets
  (without reimbursement)                                          0.92%        0.91%         0.91%         0.91%         1.00%(a)
Ratio of net investment income (loss) to average net assets        0.32%        0.29%        (0.10)%        0.48%        (0.44)%(a)
Portfolio turnover rate                                              14%           6%           14%           12%            2%

----------
(a)  Annualized.
(b)  From August 1, 2000 (Commencement of Operations) to May 31, 2001.
(c)  From June 1, 1999 (Commencement of Operations) to May 31, 2000.
*    Amount rounds to less than $0.01 per share.
(^)  Amount rounds to less than $0.001 per share.

                             HALLMARK PRIVACY POLICY

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Hallmark. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Hallmark requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of the Hallmark funds. Customers who receive information from Hallmark through the Internet are covered by Hallmark's Internet Security Statement, which is posted on our website at www.hallmarkfunds.com. The site also contains links to unaffiliated websites. The Hallmark funds are not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.hallmarkfunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Hallmark account, account transactions (E.G., account number, spending and payment history, use of online products and services) and other transactions with The Hallmark funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.hallmarkfunds.com for more information.

     - If you utilize Hallmark's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Hallmark online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Hallmark shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Hallmark may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Hallmark Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Hallmark Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Hallmark to market Hallmark products and services exclusively.

     - SHARING INFORMATION WITHIN HALLMARK. The Hallmark Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 888-823-2867 and press zero between the hours of 8:30a.m. and 6:00p.m. Eastern Time or send a letter to The Hallmark Funds, Attn:
Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@hallmarkfunds.com OR CALL US AT 888-823-2867 AND PRESS ZERO.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Hallmark products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@hallmarkfunds.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

     - Do not share your account information, including personal or secret codes or passwords, with others.

     -    Never provide confidential information to unknown callers.

     -    Protect your account records including all statements and receipts.

     - Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -    Contact Hallmark customer service immediately.

     -    Report the theft to each of these credit reporting agencies: Experian
          - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "the Hallmark funds" or "Hallmark" include the Hallmark family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

                          HALLMARK EQUITY SERIES TRUST
                    1250 BROADWAY, NEW YORK, N.Y. 10001-3701
                               212-401-5500 OR 888

                      24-HOUR YIELD AND BALANCE INFORMATION
                 NATIONWIDE 888-823-2867 - www.hallmarkfunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") describes the Hallmark Equity Series Trust, formerly the Reserve Private Equity Series ("Trust" or "HEST"). The Trust was organized as a Delaware business trust under the laws of the State of Delaware on April 22, 1993. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue multiple classes of shares and series. As of the date of this SAI, the Trust consisted of eight (8) series: Hallmark Capital Appreciation Fund (formerly Blue Chip Growth Fund), Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Large-Cap Growth Fund, Hallmark Mid-Cap Growth Fund, Hallmark Small-Cap Growth Fund and Hallmark Strategic Growth Fund. This SAI pertains to each series except the Hallmark Mid-Cap Growth Fund (each a "Fund" and collectively, the "Funds"). Each Fund issues two classes of shares designated as Class R and Class I. Class R shares are designed for purchase by retail investors and Class I shares are designed for institutional investors. Each Fund is a separate investment portfolio or series and is classified as a non-diversified series of the Trust. This SAI is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Trust at the address or telephone number shown above. The U.S. Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains the SAI, Prospectus, material incorporated by reference, and other information regarding the Funds electronically filed with the SEC. This SAI is dated September 30, 2004

       TABLE OF CONTENTS                                              PAGE
       Description of the Funds                                         2
       Investment Objectives, Strategies and Risks                      2
       Management of the Trust                                          9
       Investment Management Distribution and
          Custodian Agreements                                         17
       Information About the Trust                                     20
       How to Buy and Sell Shares                                      21
       Dividends, Distributions and Taxes                              24
       Performance Information                                         28
       General Information                                             28
       Proxy Voting
       Financial Statements                                            29

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                            DESCRIPTION OF THE FUNDS

Each Fund in seeking to achieve its respective investment objective will employ certain investment strategies that, while consistent with each Fund's investment program, may subject the Fund to certain risks. The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees ("Trustees") without the approval of shareholders, except where noted below.

Investment in the Funds is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A management investment company, commonly known as a "mutual fund," can be classified as either "diversified" or "non-diversified". Under Section 5(b) of the 1940 Act, a diversified investment company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of its total assets and not to more than 10% of the total outstanding voting securities of its issuer. Any mutual fund other than a diversified mutual fund is defined as a "non-diversified" company pursuant to Section 5(b)(2) of the 1940 Act. All the Funds, with the exception of the Hallmark Mid-Cap Fund, are non-diversified mutual funds. Non-diversified mutual funds are permitted to have all their assets invested in a limited number of issuers (subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as a regulated investment company for federal income tax purposes). Market conditions, interest rates, economic or regulatory developments could significantly affect a single industry, a group or related industries or a specific issuer more adversely than other securities in the market as a whole. As a result, the appreciation and depreciation of a single security may have greater impact on the value of a fund's portfolio and, therefore, investment in a non-diversified fund could entail greater risks because you can expect a non-diversified fund to fluctuate in value more than a diversified fund.

Reserve Management Co., Inc. ("RMCI" or "Adviser") serves as Investment Adviser to the Trust. Resrv Partners, Inc. ("RESRV"), which is an affiliate of RMCI, is the distributor of the Funds' shares. RMCI and RESRV are located at 1250 Broadway, New York, NY 10001-3701.

The following information supplements and should be read in conjunction with the Prospectus.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

FUNDAMENTAL POLICIES. Each Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund, as defined in the 1940 Act. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets;

(2) issue senior securities as defined in the 1940 Act except that each Fund may borrow money in accordance with limitation (1);

(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

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(5)  purchase, sell or otherwise invest in real estate or commodities or commodity contracts except each Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; and

(6) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, each Fund may make margin deposits in connection with options and financial futures transactions.

Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as that Fund. As a matter of operating policy with respect to investing for control of portfolio companies, a Fund may not invest for the purpose of exercising control. While the Funds have no current intention of investing in companies for the purposes of obtaining or exercising control, the Funds may do so upon the approval of the Board of Trustees.

Each Fund has reserved the right to purchase and write interest rate futures contracts and put and call options on interest rate futures contracts. The Funds do not intend to use these techniques for the foreseeable future and shareholders will be given notice should any Fund determine that they will be used.

FUND STRATEGIES. The following section contains more detailed information about types of instruments in which a Fund may invest, strategies the respective Sub-Adviser may employ, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques; they will be utilized, if in the respective Sub-Adviser's opinion they believe that the utilization will help the Fund achieve its investment objective.

CASH EQUIVALENTS. The Funds may invest in cash equivalents, which are short-term obligations issued or whose interest and principal are guaranteed by the U.S. government, or any instrumentalities (including repurchase agreements collateralized by such securities) and deposit-type obligations of domestic and foreign banks or their equivalent, and money-market funds. Instruments which are not rated may also be purchased by a Fund provided the Sub-Adviser, under the supervision of the Adviser and the Trustees, determines them to be of comparable quality to those instruments in which a Fund may invest. Each Fund may invest up to 100% of its assets in affiliated money-market funds.

SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in both adjustable rate and fixed rate securities issued, guaranteed, or collateralized by agencies or instrumentalities of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the U.S. government, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association
(SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

Each Fund may also invest in component parts of these securities or instruments collateralized thereby, namely either the principal of such obligations (principal only or "PO" class) or one of the interest payments scheduled to be paid on such obligations (interest only or "IO" class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (principal or interest) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations purchased by a third party (typically an investment-banking firm) and held on its behalf by a major commercial bank or trust company pursuant to a custody agreement. A "stripped security" issued by an investment-banking firm or other private organization is not considered to be a U.S. government security.

DEPOSITORY RECEIPTS. The Hallmark Capital Appreciation, International Equity, International Small-Cap, Large-Cap Growth, Strategic Growth and Mid-Cap Growth Funds may make investments through the purchase and sale of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts (collectively, "DRs"). ADRs are certificates evidencing ownership of shares of a foreign issuer which are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. An ADR is an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in foreign securities markets. Investments of the Funds in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depository receipts are deemed to be investments in the underlying foreign securities. With respect to the Hallmark International Equity and International Small-Cap Funds, the Funds may also invest in securities of supranational entities such as the World Bank or the European Investment Bank.

The Funds may purchase DRs whether they are "sponsored" or "unsponsored". "Sponsored" DRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" DRs are issued without participation of the issuer of the deposited security. Generally, holders of unsponsored DRs bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer or pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored DR.

It should be further noted that DRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders. The Funds may invest in DRs that may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

REPURCHASE AGREEMENTS. When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuation during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. Although that Fund will limit repurchase agreements to those securities dealers who are deemed credit worthy pursuant to guidelines adopted by the Board of Trustees and Sub-Advisers will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest, a bankruptcy or default of a counter party may occur. In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Funds may suffer time delays and incur costs and possible losses in connections with the disposition of collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Funds would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Funds would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Funds to recover damages from a seller in bankruptcy or otherwise in default may be reduced.

PREFERRED STOCK. The Mid-Cap Growth Fund may invest in preferred stocks. A preferred stock has characteristics of a bond and a common stock. It can offer the fixed interest rate of a bond and the equity ownership of a common stock. Unlike a common stock, its participation in the issuer's growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company's business prospects. Preferred stock has a priority claim over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.

CONVERTIBLE SECURITIES. The International Equity, International Small-Cap and Mid-Cap Growth Funds may invest in convertible securities. Foreign convertible securities, which may be held by the International Equity and International Small-Cap Funds, are not rated. Convertible securities have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than would be the case of higher-rated securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stocks. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

SHORT SALES. The Mid-Cap Growth Fund may make short sales of securities. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Short sales create opportunities to increase the Fund's return but also involve specific risks. Since the Fund profits from a decline in the price of the stock sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV will tend to increase more when the securities it has sold short decrease in value than would otherwise be the case if it had not engaged in such sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend or interest the Fund may be required to pay in connection with the short sale. Futhermore, in adverse market conditions, the Fund may experience difficulty purchasing securities to meet its delivery obligations under the short sale and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when the fundamental investment considerations would not favor such sales.

RIGHTS AND WARRANTS. The Hallmark International Equity, International Small-Cap and Mid-Cap Growth Funds may invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Sub-Adviser for inclusion in the respective Fund's portfolio. A warrant gives the Funds the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Funds have no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund exercises or sells it before it expires; however, some warrants are traded on national exchanges. If the price of the underlying stock does not rise above the exercise price before the warrant expires (or is sold), the warrant generally expires without any value and the Funds lose any amount it paid for the warrant. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although it may decline because of the passage of time or due to a change in the perception as to the potential of the underlying security. Further, a warrant may become worthless if the value of the underlying market price of the underlying security falls below the exercise price set forth in the warrant on the expiration date.

SECURITIES OF FOREIGN COMPANIES. The Hallmark International Equity, International Small-Cap, Mid-Cap Growth and Strategic Growth Funds may invest in foreign securities which may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign companies compared to reports and ratings that are published about companies in the U.S.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock and bond markets are generally not as developed or efficient as those in the U.S. While growing in volume, the markets usually have substantially less volume than the U.S. markets and the securities are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities are generally higher than commissions on U.S. markets, nevertheless the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. In addition, there is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

With respect to certain foreign countries, there is the possibility of adverse changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Shareholders otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for their proportionate share of such foreign taxes paid by that Fund.

FOREIGN CURRENCY TRANSACTIONS. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S.-dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S.-dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, that Fund is able to protect itself from possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S.-dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also hedge its foreign currency exchange rate risk by engaging in foreign-currency financial futures and options transactions.

When a Fund's Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.-dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency. In this situation that Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S.-dollar amount where that Fund's Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S.-dollar value of the currency in which portfolio securities of that Fund are denominated ("cross-hedge"). The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign-currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

The Funds will not enter into forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's securities or other assets (a) denominated in that currency or (b) in the case of a "cross-hedge," denominated in a currency or currencies that that Fund's Sub-Adviser believes will have price movements that tend to correlate closely with that currency. A Funds' custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign-currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of a Fund's commitments with respect to such contracts. There is no limitation as to the percentage of a Fund's assets that may be committed to such foreign-currency exchange contracts. The Funds generally will not enter into a forward contract with a term longer than one year.

OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In that event, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs as a result. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in options transactions, that Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized U.S. securities dealer ("OTC option") purchased by a Fund, that Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser and/or Sub-Adviser.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

PUT AND CALL OPTIONS ON SPECIFIC SECURITIES. Each Fund may write and sell covered put option contracts to the extent of 25% of the value of their total assets at the time such option contracts are written. However, the Hallmark Small-Cap Growth Fund and Hallmark Informed Investors Growth Fund may invest only up to 5% of the value of their total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over-the-counter.

There is no limitation on the amount of call options each Fund may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the underlying security at the exercise price. If a call written by the Funds is exercised, the Funds forgo any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that the Funds may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by the Funds may expire worthless, in which case the Funds would lose the premium they paid.

OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Funds may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

The Funds will only write covered options. An option is covered so long as a Fund which is obligated under the option owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other liquid high-grade debt obligations with a market value sufficient to cover its obligations in a segregated account with its custodian bank.

SECURITIES INDEX OPTIONS. The Mid-Cap Growth Fund may purchase and write put and call options on securities indices listed on securities exchanges, which indices include securities held in the Fund's portfolio. A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indices do not involve the delivery of an underlying security ; the option in the case of an option on an index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. When the Fund writes an option on a securities index, it will segregate assets in an amount equal to the market value of the option, and will maintain that amount while the option is open. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends upon the existence of a liquid secondary market. There is no assurance that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

         Purchase and sale of options on stock indices are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing such options depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than on the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of the option will depend on the level of stock prices in the stock market generally rather than the movement of particular stocks. As a result, the Fund's success in using this technique will be subject to its ability to correctly predict movements in the direction of the stock market generally or of a particular industry rather than predicting the movement of individual stocks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options may also be interrupted if trading in a substantial number of stocks in an index is halted. If that happens the Fund could not be able to close out options which it had purchased or written and, if restrictions on the exercise were imposed, might be unable to exercise an option it holds, resulting in substantial losses to the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Mid-Cap Growth Fund may purchase and sell stock index futures contracts, in order to hedge against fluctuations in the value of its portfolio without actually buying and selling securities. A buyer entering into a stock index futures contract will, on a specified day in the future, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may be both "long" and "short" with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity. Because the value of the Fund's portfolio will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate the decline in the value of the Fund's assets. Upon trading a futures contract, the Fund will segregate an amount of cash, short-term US Government securities or other US dollar-denominated, high grade short term money market instruments equal to approximately 1% to 10% of the contract amount. This amount is known as the "initial margin" and is similar to a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract. Subsequent payments, known as variation margin, to and from the broker will be made daily as the price of the securities or currency underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. The Fund may trade stock index futures contracts to the extent permitted under the rules adopted by the Commodity Futures Trading Commission. Futures contracts trade on a number of contract markets and through their clearing corporations, the exchanges guarantee performance of the contracts as between clearing members of the exchange.

         There are risks in using stock index futures contracts as hedging devices. All participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close out the contracts through offsetting transactions, which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market is lower than that in the securities market, making the futures market more attractive to speculators looking for a quick profit which can distort prices of the contracts. Successful use of this technique hinges upon the ability of the Sub-Adviser to predict correctly the movements of interest rates or the market. In addition, in certain situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales may be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so. As to options on futures contracts, the effective use of this technique is dependent on the Fund's ability to terminate option positions at a time the Sub-Adviser deems desirable. Although the Fund will enter into an option position only if the Sub-Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at a particular time or at an acceptable price.

LENDING OF SECURITIES. Each Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Requirements") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Requirements, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. Each Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either, of which type of interest may be shared with the borrower. Each Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three
(3) business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted. In connection with a loan of securities, a Fund may pay reasonable finders', custodian and administrative fees. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower.

ILLIQUID SECURITIES. Each Fund may hold up to 15% of its net assets in securities for which a liquid trading market does not exist and, therefore, may not be able to readily sell such securities. This includes securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resales, repurchase agreements providing for maturity in more than seven (7) days, and certain asset-backed and mortgage-backed securities. Each Fund will treat U.S. government POs and IOs as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Trustees.

Purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options will be treated as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that that Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and Trustees.

Generally, mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. The Funds might be unable to dispose of such illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days.

Many of the foreign countries in which the Hallmark International Equity and International Small-Cap Funds invests do not have a Securities Act similar to the U.S. requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

RULE 144A SECURITIES. Each Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the Securities Act of 1933 Act, as amended (the "1993 Act"). The Board of Trustees of the Trust has instructed the Adviser to consider the following factors in determining the liquidity of security purchased under Rule 144A: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of potential purchasers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Although having delegated the day-to-day functions, the Trustees will continue to monitor and periodically review the Adviser/Sub-Adviser's selection of Rule 144A securities, as well as the Adviser's determination as to their liquidity. Investing in securities issued pursuant to Rule 144A could affect a Fund's liquidity to the extent that qualified institutional buyers become uninterested in purchasing these securities.

BORROWING. Each Fund has the authority to borrow money for extraordinary or emergency purposes but not in an amount exceeding 33 1/3 % of the market value of its assets. Borrowing may subject a Fund to interest costs, which may exceed the income received on the securities purchased with the borrowed funds. A Fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding.

RISKS OF INVESTING IN THE FUNDS. The principal risk factors associated with investment in each Fund are those potential occurrences that, in the judgment of the Adviser, have the greatest likelihood of disrupting, interfering with, or preventing a fund from attaining its investment objective; consequently when you sell (redeem) your shares of a Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Funds that are common to and may affect the securities industry as a whole, there are risks specific to the types of securities held that have been outlined in the Prospectus and discussed above.

As non-diversified funds, each Fund, except for the Mid-Cap Growth Fund is permitted to invest all of its assets in a limited number of issuers. However, each Fund intends to comply with Subchapter M of the Code, in order to qualify as a regulated investment company for federal income tax purposes. To qualify, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of a Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that a Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in a Fund could entail greater risk than in a fund which has a policy of diversification.

TEMPORARY DEFENSIVE POSITION. The Funds will at all times as is practicable be invested in accordance with their respective investment objective and strategies outlined in the Prospectus and SAI. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If a Fund adopts a temporary defensive position, that Fund might not be able to attain its objective.

In response to market, economic, political or other conditions, RMCI may temporarily use a different investment strategy for defensive purposes. If RMCI does so, different factors could affect a Fund's performance. In such circumstances, a Fund may increase its position in debt securities, which may include U.S. government securities, qualifying bank deposits, money-market instruments and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term U.S. government securities and U.S. dollar or foreign currency-denominated short-term indebtedness, cash equivalents and fixed-income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation ("S&P"), or Aa or better by Moody's Investor Service, Inc. ("Moody's"); or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, each Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money-market funds.

PORTFOLIO TURNOVER, TRANSACTION CHARGES AND BROKERAGE ALLOCATION. The annual portfolio turnover rate for the Hallmark International Equity Fund, Hallmark Small-Cap Fund and Hallmark Strategic Growth Fund of each Fund is not expected to exceed 100% under normal market conditions. The Hallmark Capital Appreciation Fund is not expected to exceed 150%, the Hallmark Informed Investors Growth Fund is not expected to exceed 550%, the Hallmark International Small-Cap Equity Fund is not expected to exceed 175% and the Hallmark Large-Cap Growth Fund is not expected to exceed 200%, all under normal market conditions. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities with maturities of one year or less) divided by the monthly average of the market value of such securities. During the fiscal year ended
May 31, 2004, the Hallmark International Equity Fund and Hallmark
International Small-Cap Fund had portfolio turnover rates that were higher than these rates, or the prior year's rates, due to increased volatility in the markets.

Subject to the overall supervision of the officers of the Trust, its Trustees, and the Adviser, each Sub-Adviser places all orders for the purchase and sale of their respective Fund's investment securities. In general, in the purchase and sale of investment securities, each Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, each Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with a Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the applicable Fund as determined in good faith by that Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for a Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Trustees, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the 1940 Act.

When transactions are made in the over-the-counter market, each Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

For the fiscal years ended May 31, 2002, 2003 and 2004, the Trust paid $165,732, $190,761 and $236,525, respectively, in brokerage commissions with respect to portfolio transactions aggregating $130,144,392, $80,195,111 and $108,487,512, respectively (100% of the amount paid in brokerage commission was to brokers or dealers providing research and investment services).

                             MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds' service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of all of the Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Trustees"). The Audit Committee reviews each Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Audit Committee members receive an annual committee fee of $2,000. The Nominating Committee, also comprised of all of the non-interested Trustees, evaluates the qualifications of candidates and nominates individuals to serve as non-interested Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be a non-interested Trustee, oversees the implementation of the Funds' valuation procedures as specified in each Fund's Rule 2a-7 valuation procedures. The Audit Committee met twice, the Nominating Committee and the Valuation Committee did not meet during the fiscal year ended May 31, 2004.

BIOGRAPHICAL INFORMATION. Biographical information relating to the non-interested Trustees, the Officers of the Funds and the Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Funds oversee six registered investment companies, with 30 portfolios, in the Reserve/Hallmark fund family. None of the Trustees or Officers hold public directorships outside of the Reserve/Hallmark fund family, except Fr. Harrington, who has been a Director of The Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993, and Patrick Foye, who has been a Director of the Philadelphia Trust Company (financial services company) since 2002.

INTERESTED TRUSTEE

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AGE             POSITIONS WITH THE FUNDS   LENGTH OF SERVICE    THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
BRUCE R. BENT*+                Chairman, Chief           Chairman and Chief    President of Reserve Management
Age: 67                        Executive Officer and     Executive Officer     Company, Inc. ("RMCI"), Director and
The Reserve Funds              Trustee                   since 2000            Chairman/Chief Executive Officer of
1250 Broadway                                                                  Reserve Management Corporation ("RMC")
New York, NY 10001                                       Trustee since 1994    and Chairman and Director of Resrv
                                                                               Partners, Inc. ("RESRV") since 200;
                                                                               Chairman and Director of Reserve
                                                                               International Liquidity Fund (USD) Ltd.
                                                                               since 1990.

                                                                               Co-founder of The Reserve Fund ("RF")
                                                                               in 1970; officer thereof since 1970.

BRUCE R. BENT II+              President and Assistant   Since 2000            Senior Vice President, Secretary and
Age: 38                        Treasurer                                       Assistant Treasurer of RMCI, Senior
The Reserve Funds                                                              Vice President, Secretary and Assistant
1250 Broadway                                                                  Treasurer of RMC, and Secretary and
New York, NY 10001                                                             Director of RESRV since 2000; Trustee
                                                                               of RF, the Reserve Tax-Exempt Trust,
                                                                               Reserve New York Tax-Exempt Trust, and
                                                                               the Hallmark Equity Series Trust from
                                                                               1999 to 2001; Vice President of RMC,
                                                                               RMCI and RESRV from 1992 to 2000.

NON-INTERESTED TRUSTEES

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AGE             POSITIONS WITH THE FUNDS   LENGTH OF SERVICE    THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
EDWIN EHLERT, JR.              Trustee                   Since 1970            Retired. President, Premier Resources,
Age: 73                                                                        Inc. (meeting management firm) since
2517 Highway #35, Bldg. J                                                      1987.
Manasquan, NJ 08736

PATRICK J. FOYE                Trustee                   Since 2001            President and CEO, United Way of Long
Age: 47                                                                        Island, since February 2004; Chairman,
819 Grand Blvd                                                                 New York Public Asset Fund (state
Deer Park, NY  11729                                                           agency), since 2002; Deputy Chairman,
                                                                               Long Island Power Authority (public
                                                                               utility) since 1995; Executive Vice
                                                                               President of Apartment Investment and
                                                                               Management Company (real estate
                                                                               investment) May 1998 to February 2004;
                                                                               Partner, Skadden, Arps Slate Meagher &
                                                                               Flom (Law firm) from 1989 to 1998.

DONALD J. HARRINGTON           Trustee                   Since 1994            President of St. John's University,
Age: 58                                                                        New York since 1989.
c/o St. John's University
8000 Utopia Parkway
Jamaica, NY 11439

WILLIAM J. MONTGORIS           Trustee                   Since 1999            Retired since 1999;. Chief Operating
Age: 57                                                                        Officer of The Bear Stearns Companies,
286 Gregory Road                                                               Inc. from 1979 to 1999.
Franklin Lakes, NJ 07417

WILLIAM E. VIKLUND             Trustee                   Since 1999            Retired since 1996; President and COO
Age: 63                                                                        of Long Island Bankcorp from 1980 to
110 Grist Mill Lane                                                            1996.
Plandome Manor, NY 11030

OFFICERS WHO ARE NOT TRUSTEES

                                                         TERM OF OFFICE**AND   PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS, AGE             POSITIONS WITH THE FUNDS   LENGTH OF SERVICE    THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
ARTHUR T. BENT III+            Chief Operating           Since 2000            Chief Operating Officer/Treasurer,
Age: 36                        Officer/Treasurer,                              Senior Vice President and Assistant
The Reserve Funds              Senior Vice President                           Secretary of RMCI, President,
1250 Broadway                  and Assistant Secretary                         Treasurer and Assistant Secretary of
New York, NY 10001                                                             RMC, and, Treasurer and Director of
                                                                               RESRV since 2000; Vice President RMC,
                                                                               RMCI and RESRV from 1997 to 2000.

DANIEL F. BARRY                Controller                Since 2004            Vice President, Fund Accounting and Fund
Age: 57                                                                        Administration, The Bank of New York, from
The Reserve Funds                                                              2000 to 2004; Senior Vice President and
1250 Broadway                                                                  Board of Trustees, Daiwa Securities Trust
New York, NY 10001                                                             Company from 1990 to 2000.



*    MR. BENT IS AN "INTERESTED PERSON" OF THE FUNDS AS DEFINED IN SECTION 2(a)
     (19) OF THE 1940 ACT DUE TO HIS POSITIONS WITH RMC, RMCI AND RESRV.

** EACH TRUSTEE SHALL HOLD OFFICE UNTIL HE RESIGNS, IS REMOVED OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. A TRUSTEE SHALL RETIRE UPON ATTAINING THE AGE OF SEVENTY-FIVE (75) YEARS, UNLESS EXTENDED BY A VOTE OF THE NON-INTERESTED TRUSTEES. TRUSTEES NEED NOT BE SHAREHOLDERS. OFFICERS HOLD THEIR POSITIONS WITH THE TRUST UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

+ MR. BRUCE R. BENT IS THE FATHER OF MR. BRUCE R. BENT II AND MR. ARTHUR T BENT III.

The members of the board of trustees who are not "Interested Trustees" will be paid a stipend of $3,500 for each joint board meeting they attend in person, a stipend of $1,000 for each joint telephonic meeting they participate in, and an annual fee of $24,000 for service to all of the trusts in the complex. The Trust does not pay any pension or retirement benefits to the Trustees.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of August 31, 2004, the records of the Trust do not reflect that the Trustees and officers owned more than 1% of the outstanding shares of beneficially interest of each of the Funds, with the exception of the International Small-Cap Fund as noted below. The Trust does not pay any pension or retirement benefits to the Trustees.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 2003

                                             COMPENSATION FROM           COMPENSATION FROM ALL
                                                 THE TRUST           RESERVE/HALLMARK FUNDS/TRUSTS
--------------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                                  $ 900                       $ 40,000
Patrick J. Foye                                    $ 900                       $ 40,000
Rev. Donald J. Harrington                          $ 900                       $ 40,000
William J. Montgoris                               $ 900                       $ 40,000
William E. Viklund                                 $ 900                       $ 40,000

EQUITY SECURITIES OWNED AS OF DECEMBER 31, 2002

                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                        DOLLAR RANGE                  REGISTERED INVESTMENT
                                                         OF EQUITY                 COMPANIES OVERSEEN BY TRUSTEE
                                                       SECURITIES IN               IN THE FAMILY OF INVESTMENT
NAME OF TRUSTEE, POSITION                                THE FUNDS*                         COMPANIES
Bruce R. Bent, Chairman/CEO and Trustee                Over $100,000                      Over $100,000
Edwin Ehlert, Jr., Trustee                                   0                              $1-$10,000
Patrick J. Foye, Trustee                                   None                           Over $100,000
Rev. Donald J. Harrington, Trustee                    $10,000-$50,000                    $10,000-$50,000
William J. Montgoris, Trustee                              None                          $50,000-$100,000
William E. Viklund, Trustee                                None                             $1-$10,000

*The Trustees, as a group, own less than 1% of any class of the Trust, with the exception of the International Small-Cap Fund noted below.

Listed below are the names and addresses of those shareholders and accounts who, as of September 22, 2004, owned of record or beneficially 5% or more of a class of shares of a Fund.

Persons or organizations beneficially owning, either directly or through one or more controlled companies, 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of September 22, 2004, no person or organization was a control person of any Fund.

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Capital Appreciation Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
------------------------------------                     -----          ----------
Patterson & Co.                                            R               20%
Arthur Bent                                                R               18%
BPA Plan Admin.                                            I               38%
Reserve Management                                         I               36%
Patterson & Co.                                            I               14%
John W Gareis                                              I               11%

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Informed Investors Growth Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
------------------------------------                     -----          ----------
Charles Schwab                                             R               19%

Arthur Bent                                                R               10%
Bear Stearns                                               R               10%
Patterson & Co.                                            R                9%
BPA Plan Admin.                                            I               42%
Reserve Mgmt                                               I               33%
Patterson & Co.                                            I               12%
John W Gareis                                              I                6%

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark International Equity Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
------------------------------------                     -----          ----------
Patterson & Co.                                            R               13%

Arthur Bent                                                R               12%
Bear Stearns                                               R               10%
Vincentian Fathers                                         R                7%
BPA Plan Admin.                                            I               40%
Patterson & Co.                                            I               29%
John W Gareis                                              I               18%
Anna Dolan                                                 I               13%

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark International Small-Cap Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
------------------------------------                     -----          ----------
Wells Fargo                                                R               57%

Wells Fargo                                                R               13%
Bear Stearns                                               R               11%
Charles Schwab                                             R                8%
Charles Schwab                                             I               41%
Patterson & Co.                                            I               29%
Patterson & Co.                                            I               29%

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Large-Cap Growth Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
------------------------------------                     -----          ----------
Patterson & Co.                                            R               26%

Bear Stearns                                               R               20%
Vincentian Fathers                                         R                8%
Arthur Bent                                                R                5%
Charles Schwab                                             I               75%
Reserve Mgmt                                               I                9%

BPA Plan Admin.                                            I                8%
Patterson & Co.                                            I                6%

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Small-Cap Growth Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
------------------------------------                     -----          ----------
Charles Schwab                                             R               38%

Charles Schwab                                             I               25%
Wells Fargo                                                I               13%

As of September 28, 2004, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Strategic Growth Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                     CLASS          PERCENTAGE
-----------------------------------                      -----          ----------
Patterson & Co.                                            R               39%

Bear Stearns                                               R               21%
Arthur Bent                                                R               20%
Charles Schwab                                             I               69%
Patterson & Co.                                            I                6%

CODE OF ETHICS. The Trust, its Adviser and RESRV have adopted Code of Ethics ("Code"), respectively, conforming to the requirements of Rule 17j-1 under the 1940 Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require money managers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. As per the Codes, an Access Person may only engage in Personal Securities Transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

PROXY VOTING. The Trustees have voted on behalf of the Trust to delegate proxy voting to RMCI. In accordance with the requirements of Rule 206(4)-6 under the 1940 Act, RMCI, as adviser to the Trust, has adopted and implemented the following proxy voting policy with respect to those assets for which one of its investment companies has vested a sub-adviser with discretionary investment management authority. RMCI believes that these procedures ensure that proxies are voted in the best interest of the Trust, in accordance with its fiduciary duties and applicable rules.

Each sub-adviser shall be primarily responsible for determining how client proxies are voted and for the ongoing review and evaluation of its proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2). RMCI will receive periodic reports from the sub-advisers to ensure that they have adopted and implemented a proxy voting policy and to acknowledge any mitigating circumstances or conflicts of interest.

RMCI's proxy voting policy was approved by the Trustees. RMCI's proxy voting policies and procedures, as well as information about how a particular proxy was voted, are available upon request. Please contact The Reserve Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services or call 888-823-2867 to request a copy.

                       INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. RMCI, 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Trust and provides it with investment advice. Under an Investment Management Agreement, the Adviser manages each Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and SAI.

         RMCI has been granted relief by the SEC to appoint, dismiss and replace subadvisers and amend the sub-advisory agreements subject to the approval of the Trustees and without obtaining shareholder approval. In approving the continuation of each Fund's Investment Management Agreement, the Trustees, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by RMCI or its affiliates in connection with providing services to each Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by RMCI with respect to each Fund. The Trustees also considered each Fund's performance relative to a selected peer group, the total expenses of each Fund in comparison to other funds of comparable size and other factors. After requesting and reviewing such information as they deemed necessary, the Trustees concluded that the continuation of the Investment Management Agreements was in the best interests of each Fund and its shareholders. No single factor reviewed by the Trustees was identified by the Trustees as the principal factor in determining to renew the agreements with RMCI. The Independent Trustees were advised by legal counsel throughout the process.

Pursuant to the Investment Management Agreements, the Funds pay RMCI a comprehensive management fee. For its services, RMCI receives a comprehensive management fee per year of the average daily net assets of each Fund at the following rates:

                          COMPREHENSIVE MANAGEMENT FEE

                                                          CLASS R        CLASS I
         Hallmark Capital Appreciation Fund                1.20%          0.90%
         Hallmark Informed Investors Growth Fund           1.30%          1.00%
         Hallmark International Equity Fund                1.55%          1.25%
         Hallmark International Small-Cap Fund             1.55%          1.25%
         Hallmark Large-Cap Growth Fund                    1.20%          0.90%
         Hallmark Small-Cap Growth Fund                    1.30%          1.00%
         Hallmark Strategic Growth Fund                    1.20%          0.90%

The comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, and transfer agent costs. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees and expenses of the disinterested Trustees, for which it pays its direct or allocated share.

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees for each Fund for the fiscal years indicated:

HALLMARK CAPITAL APPRECIATION FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $  91,916

  2003                                $  58,154

  2004                                $  66,711

HALLMARK INFORMED INVESTORS GROWTH FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $  85,740

  2003                                $  62,294

  2004                                $  72,291

HALLMARK INTERNATIONAL EQUITY FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $ 145,449

  2003                                $  63,284

  2004                                $  29,212

HALLMARK INTERNATIONAL SMALL-CAP FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $   4,551

  2003                                $   7,059

  2004                                $  25,690

HALLMARK LARGE-CAP GROWTH FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $  51,263

  2003                                $  34,413

  2004                                $  47,589

HALLMARK SMALL-CAP GROWTH FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $ 970,883

  2003                                $ 608,982

  2004                                $ 811,415

HALLMARK STRATEGIC GROWTH FUND

YEAR ENDED MAY 31,                  MANAGEMENT FEE
------------------                  --------------
  2002                                $  73,060

  2003                                $  40,172

  2004                                $  42,150

The Investment Management Agreement is subject to annual review and must be approved at least annually by a vote of a majority of the Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon sixty (60) days written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

SUB-INVESTMENT MANAGEMENT AGREEMENTS. The Adviser and the Trust have entered into Sub-Investment Management Agreements ("Sub-Advisory Agreements") with several sub-advisers (each a "Sub-Adviser," collectively, "Sub-Advisers"). Each Sub-Adviser is a registered investment adviser. Pursuant to the Sub-Advisory Agreements, the Adviser will pay the Sub-Adviser at the end of each fiscal quarter a fee equal to up to one-half of the Fund's net profit for the year before taxes on the respective Fund. Net profit is deemed to be the Comprehensive Management Fee less direct and allocated Fund expenses and all applicable sales and marketing costs. The chart below shows the Sub-Adviser retained for each Fund and the amounts paid to each Sub-Adviser pursuant to the Sub-Advisory Agreements during the last three fiscal years.

FUND                                  SUB-ADVISER                            2004         2003         2002
Hallmark Capital Appreciation*        Trainer, Wortham & Company, Inc.    $        0   $       0    $    1,500
Fund                                  1230 Avenue of the Americas
                                      New York, NY 10020

Hallmark Informed Investors Growth    Pinnacle Investment Advisers        $   81,250   $       0    $        0
Fund**                                LLC14614 North Kierland Blvd.
                                      Scottsdale, AZ 85254

Hallmark International Equity Fund    Pinnacle International              $        0   $       0    $        0
                                      Management, LLC
                                      666 Fifth Avenue
                                      New York, NY 10017

Hallmark International Small-Cap      Pinnacle International              $        0   $       0    $        0
Fund                                  Management, LLC
                                      666 Fifth Avenue
                                      New York, NY 10017

Hallmark Large-Cap Growth Fund        Steinberg Global Asset              $        0   $       0    $        0
                                      Management, Ltd.

                                      5700 Town Center Circle
                                      Tower I, Suite 306
                                      Boca Raton, FL 33438

Hallmark Small-Cap Growth Fund        Roanoke Asset Management            $  582,005   $  86,000    $  243,000
                                      529 Fifth Avenue
                                      New York, NY 10017

Hallmark Strategic Growth Fund        Condor Capital Management, Inc      $    3,337   $       0    $        0
                                      1973 Washington Valley Road
                                      Martinsville, NJ  08836-2012


* Hallmark Capital Appreciation Fund was previously known as the Blue Chip Growth Fund.

** Until April 6, 2003, T.H. Fitzgerald & Co., 180 Church Street, Naugatuck, CT 06770, served as the Sub-Adviser to the Reserve Informed Investors Growth Fund. For the fiscal years ended May 31, 2001 and 2002, T.H. Fitzgerald was paid sub-advisory fees amounting to $11,000 and $0, respectively. For the period from June 1, 2002 to April 6, 2003, T.H. Fitzgerald was paid $0.

Each Sub-Advisory Agreement is subject to annual review and approval by the Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act, cast in person at a meeting called for purpose of voting on such renewal. Each agreement automatically terminates upon its assignment and may be terminated without penalty upon sixty (60) days written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

DISTRIBUTION AGREEMENT. RESRV, 1250 Broadway, New York, NY 10001-3701, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the 1940 Act, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the 1940 Act.

PLAN OF DISTRIBUTION. The Trust maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("Firms") in respect of each Fund's Class R shareholder accounts ("qualified accounts") to which the Firms have rendered distribution assistance or other services. The Class I shares of each Fund do not participate in the Plan. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to Firms at an annual rate of 0.25% of the average daily net asset value ("NAV") of all Firms' qualified accounts.

The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares. Each Fund paid the following fees under its respective Distribution Plan for the periods indicated:

                                                  CAPITAL           INFORMED       INTERNATIONAL
              FOR YEAR ENDED MAY 31,            APPRECIATION       INVESTORS          EQUITY
              ----------------------            ------------       ---------       -------------
                2004                              $ 11,672          $ 12,039          $   3,892
                2003                              $ 10,410          $ 10,514          $   5,236
                2002                              $ 16,463          $ 14,686          $  15,044

                                               INTERNATIONAL        LARGE-CAP         SMALL-CAP
              FOR YEAR ENDED MAY 31,             SMALL-CAP           GROWTH            GROWTH
              ----------------------           -------------        ---------         ---------
                2004                              $  3,601          $  6,071          $ 117,842
                2003                              $    834          $  5,256          $  92,640
                2002                              $    437          $  8,022          $ 147,829

                                                  STRATEGIC
              FOR YEAR ENDED MAY 31,               GROWTH
              ----------------------              ---------
                2004                              $  2,421
                2003                              $  2,154
                2002                              $  3,027

Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

The Plan and related agreements as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of that Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

                            OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of each Fund (the "Custodian") pursuant to a Costodian Agreement with the Trust on behalf of each Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and the State Street Bank & Trust Co., 225 Franklin Street, Boston MA 02110 provide custody services to the Funds in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee has selected PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017 as the Trust's independent registered public accounting firm. The Fund's financial statements for the fiscal year ended May 31, 2004, have been audited by PwC and are incorporated herein by reference in reliance upon the report of such firm.

                           INFORMATION ABOUT THE TRUST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest without a stated par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each series and class be preferred over all other series in respect of assets specifically allocated to such series and classes. It is anticipated that under most circumstances, the rights of any additional series or class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share proportionately in the net assets of their respective series and class of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

Each Fund share when issued is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its class, equal rights to all dividends and other distributions from its class. As approved by the shareholders, a shareholder of each Fund shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such Fund or class thereof, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. This means that the voting power of shareholders is allocated in proportion to the value of each shareholder's investment rather than with the number of shares held. Shares of separate classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Trustees.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SEC regulations provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such class votes separately. Each class votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which requires approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50% of all shares voting as a group or 67% of the shares voted as a group at a meeting of shareholders at which at least 50% of the shares of each group are represented.

                             PRICING OF FUND SHARES

As indicated in the Prospectus, the net asset value per share of each Fund is determined as of the close of business on the New York Stock Exchange ("NYSE") based on prices at the time of closing on each day that the NYSE is open for business. The NYSE is not open on: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday. Other holidays recognized by the NYSE will generally be considered a business holiday on which the net asset value of each Fund will not be calculated. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the NYSE is closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next net asset value calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv, the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

Equity Securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security will be valued at the latest available closing bid price. If no bid or ask prices are quoted before closing, the value will be either the last available sale price or, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value.

Securities that are primarily traded on foreign markets are generally valued at the last sale or closing price on the exchange where they are primarily traded. If there is no active trading in a particular security on a given day, the security will be valued at the latest available closing bid price. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established by the Board of Trustees.

Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Funds may use pricing services in the determination of the value of portfolio securities. The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. In such instances the security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

                           HOW TO BUY AND SELL SHARES

PURCHASE OF SHARES

Shares of the Funds are offered on a continuous basis and may be purchased by contacting the Funds, Resrv or dealers or other financial intermediaries who have selling agreements with Resrv.

The minimum initial investment for Class R shares is $1,000 and, for IRA accounts, $250. The minimum subsequent investment is $100. Class R shareholders (except IRAs) must achieve a balance of $2,500 within twelve (12) months, or the Fund will impose a "small balance fee". The minimum initial investment for Class I shares is $250,000 and the minimum subsequent investment is $10,000. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. Additionally, the Funds reserve the right to reject any purchase order and to suspend the offering of shares of a Fund.

Shares of each Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, The Funds will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. The Funds are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, the Funds may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

         - By check - You may purchase shares with a check drawn on a U.S. bank, payable to the Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to Hallmark, 1250 Broadway, 32nd Floor, New York, NY 10001.

         - By Federal wire - Call the Fund at 888-823-2867, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer. Wire transfers will not be accepted for purchases at the day's NAV if your purchase order is not received before the Funds cut-off time for purchases.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

If shares purchased are to be paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the purchase will be canceled. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

INVESTMENTS THROUGH INTERMEDIARIES. Investments may also be made through Intermediaries that may be subject to different policies and fees than those described here. Such investments may involve the Intermediary's own redemption minimums, services fees, and other redemption requirements. Intermediaries may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some Intermediaries may establish higher minimum investment requirements than those set forth above. Some Intermediaries may charge additional fees for their services, which would reduce their clients' yield or return. In addition, certain privileges with respect to the purchase and redemption of shares, such as check writing privileges or the reinvestment of dividends, may not be available through such Intermediaries or may only be available subject to certain conditions or limitations. Intermediaries may also hold shares in nominee or "street name" on behalf of their clients. In such instances, the Trust will have no information about each individual account. Most Intermediaries receive payments under a Fund's Distribution (12b-1) Plan for recordkeeping and other services and assistance in distributing Fund shares. Intermediaries are responsible for the prompt transmission of purchase and redemption orders. Some Intermediaries may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. You should consult a representative of the Intermediary for more information. Each Fund's Prospectus and SAI should be read in connection with materials from such Intermediary regarding its fees and services.

PURCHASING SHARES WITH SECURITIES. Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust the reserves the right to amend or terminate this practice at any time.

SHARE CERTIFICATES. Share certificates are not issued by the Funds.

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

ANTI-MONEY LAUNDERING REQUIREMENTS. Each Fund is subject to the USA Patriot Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund the reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also the reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

REDEMPTION OF SHARES

You may redeem your shares on each day that the Funds' NAV is calculated. Redemption requests must be received by the Funds by the cutoff time on such days in order to be effective at that day's NAV. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed. However, the NAV may be calculated and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The Funds may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your Class R account, other than an Individual Retirement Account
(IRA), has an average monthly account balance of less than $2,500 and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some Intermediaries may establish different minimum balances and fee amounts.

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED
                                     FUNDS.
    THE FUNDS' NAV IS NOT CALCULATED AND REDEMPTION REQUESTS ARE NOT ACCEPTED
                    ON DAYS THE FEDERAL THE FUNDS IS CLOSED.

REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Funds are authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Funds have elected to reserve the right to make redemptions in kind to the extent that a shareholder's redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Funds' practice of holding instruments typically with a minimum value of $1,000,000 and they intend to redeem in kind only when necessary. In disposing of such securities received in such a redemption, a shareholder might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the Funds on the redemption date.

WRITTEN REQUESTS. Redemption instructions and options should be specified when your account is opened. Certain subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. You may redeem shares by a letter of instruction which includes: the name(s) and signature(s) of all accountholders, signature(s) guaranteed, if necessary, your account number, the Fund name, the dollar amount of shares you want to redeem, and how and where to send the proceeds. If you are redeeming an IRA, please note the applicable withholding requirements.

SIGNATURE GUARANTEES. To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

 - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

                    - the account address has been changed within the past 30 days; or

                    - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 888-823-2867.

TELEPHONE REQUESTS. You also may redeem shares by calling the Funds at 888-823-2867. Unless you have not signed up for telephone privileges and a Fund fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Intermediary through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Funds reserve the right to refuse a telephone redemption if they reasonably believe that the instructions are not genuine or if there appear to be other irregularities regarding the request.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed, or (b) when the SEC has determined that trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

 IF SHARES OF A FUND ARE PURCHASED BY CHECK OR HALLMARK AUTOMATIC TRANSFER, THE
  FUND WILL DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH
              SHARES, WHICH MAY TAKE UP TO TEN (10) BUSINESS DAYS.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

SHAREHOLDER SERVICES

Any shareholder may request redemptions by wire or by check. A service fee of $2 may be charged on redemption checks for less than $100 for Class R shares and a fee of $100 may be charged on redemption checks for less than $100,000 for Class I shares. A wire redemption service fee of $10 may be charged for Class R redemptions of less than $10,000 and a wire redemption service fee of $100 may be charged for Class I redemptions of less than $100,000. Service fees may be changed at any time and may be reduced or waived under certain conditions.

EXCHANGE PRIVILEGE. Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 888-823-2867. Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may additional or different impose conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.Hallmarkfunds.com, for an IRA account application.

HALLMARK AUTOMATIC ASSET-BUILDER PLAN.(SM) You may make automatic purchases of Class R shares of a Fund by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call the Funds at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website, www.Hallmarkfunds.com, for an Automatic Asset-Builder Plan application.

HALLMARK AUTOMATIC TRANSFER PLAN.(SM) If you have an account with a balance of at least $5,000, and you have submitted an Automatic Transfer Plan application to the Fund, you may make automatic transfers, without charge, from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate in the application (your "deposit account"). You may elect to have accumulated dividends or distributions from a Fund transferred to your deposit account on a monthly basis or to have a fixed dollar amount of Fund shares redeemed and the proceeds transferred to your deposit account on a monthly, quarterly or annual basis. These transfers must be for a minimum of $25 whether from redemptions or from reinvested dividends or distributions. You may also have amounts transferred to your deposit account from telephone redemptions of $100 and over. To be eligible for these services, your deposit account must be held at an Automated Clearing House member bank. For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our website, www.Hallmarkfunds.com, for an Automatic Transfer Plan application. Changes to any plan elections must be in writing with signature(s) guaranteed. The Funds may impose a charge, modify or terminate any Automatic Transfer Plan at any time, after notice to the participant. The Automatic Transfer Plan may not be available to clients of some Intermediaries or may be subject to additional or other conditions or limitations.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

HALLMARK eDELIVERY.(SM) The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.Hallmarkfunds.com/edelivery. You must provide a verifiable e-mail address in order to enroll.

HALLMARK EASY ACCESS.(SM) Easy Access is The Hallmark Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions.

HALLMARK ONLINE ACCESS.(SM) You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.Hallmarkfunds.com. You must call Hallmark at 800-637-1700 to activate On-Line Access.

STOP PAYMENTS. Each Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by a Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and administrative rulings, all of which are subject to change which may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code so long as such qualification is in the best interests of shareholders. If it so qualifies, each Fund generally will not be subjected to federal income tax on distributed amounts. Shareholders of a Fund, however, will be subject to federal income tax on any ordinary income and capital gains realized by the Fund and distributed to shareholders, whether distributed in cash or in the form of additional shares. Distributions of ordinary income and short-term capital gains will be taxable to the shareholder as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain distributions may be taxable to individuals and certain other shareholders at the maximum federal capital gains rate, depending upon the Fund's holding period for the assets giving rise to the capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain from the sale of assets held for one year or less will generally be taxed as ordinary income.

    Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal capital gains rate, depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Shareholders receiving distributions in the form of additional shares of a Fund will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of that Fund on the reinvestment date. An exchange of shares in a Fund for shares of a related Fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. The shareholder will have a tax basis in the newly acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

In order to qualify as a "regulated investment company" under the Code, each of the Funds must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; and (ii) hold as of the close of each taxable year quarter at least 50% of its assets in certain investments, such as cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited from any issuer to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund's assets in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of capital gains over capital losses) for the one year period ending October 31. Dividends declared in October, November or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by the Fund on December 31 of that year, provided such dividends are paid during January of the following year. If in any taxable year a Fund fails to qualify as a regulated investment company, the Fund's taxable income would be taxable at corporate income rates and distributions to shareholders would be taxable as dividends to the extent of the Fund's earnings and profits.

Dividends to shareholders who are nonresident aliens may be subject to a U.S. withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the U.S. withholding tax.

Investment by a Fund in zero coupon or other discount debt securities will result in income to the Fund equal to a portion of the excess of the face value of the debt securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high-yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for the deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders. Gains derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by a Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

    The Code includes rules applicable to certain non-equity listed options, futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, equity options (options to buy or sell stocks) are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in equity options generally constitute short-term capital gains or losses. If equity call options written, or equity put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for equity puts or increased by the premium received for equity calls.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, this amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to shareholders, and which will be taxed as ordinary income or capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period of the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

A Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for tax treaty benefits where applicable. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to its shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to (i) include in gross income, even though not actually received, their respective proportional share of foreign taxes paid by the Fund; (ii) treat their proportional share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct their proportional share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. One or more of the Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that any Fund will do so. Each shareholder will be notified within 60 days after the close of the taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's proportional share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. The notice shall also include the amount of foreign taxes not allowable for "pass through" treatment because of a failure to satisfy certain requirements imposed under the Code.

A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another currently available election involves marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains and losses are treated as though they were realized. Any such mark-to-market losses and any loss from all actual disposition of shares is deductible as an ordinary loss to the extent of any net mark-to-market gains previously report as income.

A Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

The foregoing is a general summary of certain provisions of the Code and Treasury Regulations in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                             PERFORMANCE INFORMATION

Each Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods or up to the life of a Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P  (1+T)n = ERV
Where:  P =   a hypothetical initial payment of $1,000
        T =   average annual total return
        n =   number of years
      ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

In advertising and sales literature, each Fund may compare its performance to
(i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, the Russell 2000, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Each Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the NAV of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

Each Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather actual annual, annualized or aggregate rates of return.

                               GENERAL INFORMATION

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Hallmark Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements. The Fund may choose not to send duplicate shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address, unless instructed to the contrary by you.

RESERVE EASY ACCESS AND ON-LINE ACCESS. Easy Access is the Hallmark Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include NAV, account balances and other options. To use it, call 888-823-1700 and follow the instructions. Clients may also access current price information on the Internet through On-Line Access at www.hallmarkfunds.com.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Hallmark Funds, 1250 Broadway, New York, NY 10001-3701 or call 888-823-2867.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements for the fiscal year ended May 31, 2004 are incorporated into this SAI by reference to the Funds' Annual Report dated May 31, 2004. The Funds' Annual Report is available at no charge by calling 888-823-2867

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